UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457
Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds
Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106
Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Strategic Allocation Fund

March 31, 2022

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Allocation Fund at delawarefunds.com/literature.

Manage your account online
●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Allocation Fund	March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)
Delaware Strategic Allocation Fund (Institutional Class shares)	1-year return	+1.57%
Delaware Strategic Allocation Fund (Class A shares)	1-year return	+1.32%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.15%
S&P 500® Index (benchmark)	1-year return	+15.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Allocation Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks capital appreciation with current income as a secondary objective.

Market review

Performance was mixed during the Fund’s fiscal year ended March 31, 2022. In the first nine months of the fiscal period, notwithstanding some setbacks, higher-risk assets performed well – especially in the US and Europe. Commodities also did well as did government bonds, which posted partial gains over this period. Inflation, already an issue in the second quarter, was initially classified as transitory by the US Federal Reserve, which maintained loose monetary policy. Yields fell during this period both in the US and in Europe. Solid corporate results and economic data, together with monetary stimulus and trillion-dollar US fiscal stimulus, drove equity markets higher.

In the summer of 2021, the Chinese government issued new regulations in the technology and real estate sectors. These measures, combined with the disruptions China Evergrande’s debt default caused setbacks on markets (also in the oil price), but

The Multi-Asset team’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect our unique asset class ranking methodology, highlighted by our distinctive pairwise approach, which includes assessment of one asset class versus another on a head-to-head basis. Vigilant and continuous assessment of the current market environment may, in our view, offer opportunities to take advantage of market dislocations and has the potential to achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

Portfolio management review
Delaware Strategic Allocation Fund

these were only sustainable for emerging market equities.

In the US, the reporting season for the second quarter of 2021 provided positive surprises. Equities in developed markets resumed their upward trend in the fourth quarter, with some indices reaching new all-time highs. Meanwhile, the Fed adopted a more cautious stance on inflation. Over the summer, the Fed hinted at ending quantitative easing and began doing so in the fall. Yields then began a gradual rise mainly at the short end. Global oil prices rose sharply and in Europe natural gas prices climbed sharply.

In the final three months of the fiscal period, with inflation increasing, yields began to rise sharply, and equities began selling off in early 2022. Corporate bond spreads also rose sharply. Russia's troop buildup on the border with Ukraine was a key driver of negative market sentiment. Following Russia's invasion and the subsequent unprecedented sanctions, the global equity selloff intensified. Conversely, commodity prices rose sharply.

Government bonds were briefly in demand as a haven, but quickly resumed a downward trend. The Fed set its first interest rate hike in March 2022 and indicated several additional moves. As US consumer price inflation increased to a 7% annual rate, Fed Chairman Jerome Powell said the labor market was "tight to an unhealthy level."

Against this backdrop, in the final weeks of the fiscal year, equities began a surprising recovery rally and limited prior losses to some extent. As a result, developed markets equities ended the 12-month period with strong growth. US equities outperformed all major regions. Oil prices took an extreme rollercoaster ride in March, but after President Biden announced the release of 30 million barrels from the Strategic Petroleum Reserve, gains were reasonably contained. The US dollar strengthened significantly against most currencies throughout the fiscal period, causing international assets to lag.

Source: Bloomberg.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Strategic Allocation Fund underperformed its primary benchmark, the S&P 500 Index, and outperformed its other benchmark, the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares gained 1.57%. The Fund’s Class A shares advanced 1.32% at net asset value and declined 4.50% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P 500 Index gained 15.65% and the Bloomberg US Aggregate Index declined 4.15%. For complete, annualized performance of Delaware Strategic Allocation Fund, please see the table on page 5.

At the overall portfolio level, the main drivers of underperformance against the primary benchmark were allocations to emerging markets equities, public corporates, and small-cap equities. Security selection in international equities and small-cap equities partially offset this.

The Fund seeks capital appreciation with current income as a secondary objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Fund will typically target about 60% of its net assets in equities and about 40% fixed income securities.

Based on this secondary objective, the Fund outperformed. During the fiscal period, fixed income assets underperformed equities, as rising interest rates negatively affected bond prices while equities continued to rally based on the economic recovery. As such, the Fund’s allocation to fixed income caused a large drag on performance. However, the Fund was underweight fixed income in general and overweight structured finance (which had a positive performance over the 12-month period). Consequently, this contributed to outperformance relative to the secondary objective. Security selection in public corporates further added to outperformance, while security selection in structured finance detracted from performance.

Within equities, the Fund outperformed as well, based on the secondary objective. Main contributors to the outperformance at this level were the overweight in US large-cap core equities and security selection in US small cap and international equities. US growth stocks had very strong performance in 2021 but lagged in the first quarter of 2022 when interest rates rose steadily. Over the entire fiscal period, the underweight in growth stocks was detrimental to the Fund’s relative performance. The Fund also had a modest tilt toward international exposure relative to the benchmark, which was another detractor as US equities outperformed their international peers and the US dollar strengthened.

At the sector level within the Fund's corporate securities (equities, public corporates, and convertibles), the energy sector outperformed against the backdrop of soaring oil and natural gas prices. Though it had only a relatively small weight in the portfolio, the sector was one of the most important contributors to the Fund’s absolute performance. Only the much higher weighted financials and information technology sectors contributed more to the Fund’s performance.

The consumer sector as a whole was the primary detractor from performance. Within this sector, the services industry was the main (but not the only driver), as the pandemic restricted consumer demand. The communications services sector also detracted from performance. While the telecommunications industry performed quite poorly, the most significant detractors were Chinese technology companies, including Tencent Holdings Ltd., Baidu Inc., and Weibo Corp., which all suffered from the regulations the Chinese government introduced over the summer.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, the Fund’s combination of futures, options, swaps, and currency positions had a material positive impact on performance during the 12-month period (that is, more than 0.50 percentage points).

Portfolio positioning

The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As such, the Fund continued to maintain a modestly positive tilt toward higher-risk assets (equities). However, the equity allocation was trimmed slightly during the fiscal period.

As equity valuations rose, exposure to US equities was slightly reduced in the first half of the year, while the allocation to public corporates and structured finance was increased. Additionally, the Fund’s allocation to emerging markets equities was trimmed, as the outlook for this asset class began to deteriorate.

Before the end of 2021, when the rise in interest rates accelerated and fixed income assets became more vulnerable, the allocation to diversified fixed income was reduced again with the proceeds mainly reallocated toward

Portfolio management review
Delaware Strategic Allocation Fund

large-cap equities. Against the backdrop of the Russia-Ukraine conflict, risk was reduced within the Fund by trimming its allocation to international and small-cap equities and increasing the positions in international and diversified fixed income.

Two years after the pandemic disrupted global markets, the world economy now confronts another challenge, the Russian invasion of Ukraine. In addition to the humanitarian crisis caused by this disruption of the post-Cold-War world order, the conflict adds to the challenges that financial markets face.

We have previously argued that global central banks could be patient in their shift toward a more hawkish stance, given that many had focused on both a flexible inflation target and an inclusive labor market. But today, with inflation running at 30-plus year highs in many countries and unemployment rates close to pre-pandemic lows, several central banks, from both developed and developing countries, have begun tightening cycles. In its March 2022 meeting, the Fed confirmed that its emergency stimulus measures have ended, rate hikes have begun, and balance-sheet reduction will commence. Amid high inflation and strong economic activity, we believe that this is the correct thing to do.

That said, we believe that balance-sheet reduction or quantitative tightening will be a headwind for markets, leading to increased volatility as central banks start or continue to increase rates. Asset prices will likely adjust from highly accommodative monetary policy and low inflation to this new normal. At the same time, normalizing yield levels could put pressure on fixed income. From our perspective, the chances of another year of double-digit equity market performance are low.

We think a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. The Multi-Asset team’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect our unique asset class ranking methodology, highlighted by our distinctive pairwise approach, which includes assessment of one asset class versus another on a head-to-head basis. Vigilant and continuous assessment of the current market environment may, in our view, offer opportunities to take advantage of market dislocations and has the potential to achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

Performance summary
Delaware Strategic Allocation Fund	March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. December 31, 1997)
Excluding sales charge	+1.32%	+6.44%	+6.19%	+5.25%
Including sales charge	-4.50%	+5.18%	+5.56%	+4.99%
Class C (Est. December 31, 1997)
Excluding sales charge	+0.60%	+5.63%	+5.38%	+4.47%
Including sales charge	-0.32%	+5.63%	+5.38%	+4.47%
Class R (Est. June 2, 2003)
Excluding sales charge	+1.14%	+6.18%	+5.91%	+6.09%
Including sales charge	+1.14%	+6.18%	+5.91%	+6.09%
Institutional Class (Est. December 31, 1997)
Excluding sales charge	+1.57%	+6.69%	+6.43%	+5.50%
Including sales charge	+1.57%	+6.69%	+6.43%	+5.50%
Bloomberg US Aggregate Index	-4.15%	+2.14%	+2.24%	+4.43%*
S&P 500 Index (benchmark)	+15.65%	+15.99%	+14.64%	+8.56%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the Fund's Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i)

Performance summary
Delaware Strategic Allocation Fund

0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.81% of the Fund’s average daily net assets from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.18%	1.94%	1.44%	0.94%
Net expenses (including fee
waivers, if any)	1.05%	1.81%	1.31%	0.81%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 26, 2020 through July 29, 2022.

Performance summary
Delaware Strategic Allocation Fund

Performance of a $10,000 investment1

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P 500 Index (benchmark)	$10,000	$39,197
Delaware Strategic Allocation Fund — Institutional Class shares	$10,000	$18,648
Delaware Strategic Allocation Fund — Class A shares	$9,425	$17,181
Bloomberg US Aggregate Index	$10,000	$12,480

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index and the S&P 500 Index as of March 31, 2012.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade US bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

Disclosure of Fund expenses
For the six-month period from October 1, 2021 to March 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2021 to March 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Strategic Allocation Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	10/1/21	3/31/22	Expense Ratio	10/1/21 to 3/31/22*
Actual Fund return†
Class A	$1,000.00	$982.90	1.05%	$5.19
Class C	1,000.00	979.70	1.81%	8.93
Class R	1,000.00	982.30	1.31%	6.47
Institutional Class	1,000.00	984.10	0.81%	4.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.91	1.81%	9.10
Class R	1,000.00	1,018.40	1.31%	6.59
Institutional Class	1,000.00	1,020.89	0.81%	4.08

*	“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies, including exchange-traded funds (Underlying Funds) in which it invests. The table above does not reflect the expenses of any applicable Underlying Funds.

Security type / sector allocation, country
allocation and top 10 equity holdings
Delaware Strategic Allocation Fund	As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stocks	63.60%
US Markets	34.51%
Aerospace/Defense	0.09%
Agriculture	0.34%
Airlines	0.07%
Apparel	0.06%
Auto Parts & Equipment	0.08%
Banking	0.76%
Beverages	0.19%
Biotechnology	0.40%
Building Materials	0.08%
Chemicals	0.53%
Commercial Services	0.37%
Communication Services	0.87%
Computers	1.78%
Consumer Discretionary	1.26%
Consumer Staples	0.18%
Cosmetics/Personal Care	0.01%
Diversified Financial Services	0.75%
Electric	0.52%
Electrical Compo & Equip	0.10%
Electronics	0.38%
Energy	0.31%
Engineering & construction	0.13%
Entertainment	0.02%
Environmental control	0.05%
Financial Services	0.21%
Financials	1.61%
Food	0.41%
Food Service	0.08%
Forest Products & Paper	0.03%
Healthcare	1.54%
Healthcare-Products	1.12%
Healthcare-Services	0.06%
Home builders	0.09%
Industrials	2.05%
Information Technology	2.67%
Insurance	0.76%

Security type / sector	Percentage of net assets
Internet	2.55%
Leisure time	0.05%
Machinery-Diversified	0.49%
Materials	0.27%
Media	0.82%
Mining	0.05%
Miscellaneous Manufacturing	0.12%
Oil & Gas	0.87%
Pharmaceuticals	1.90%
Real Estate	0.99%
Retail	1.39%
Semiconductors	0.71%
Software	2.87%
Telecommunications	1.10%
Transportation	0.23%
Utilities	0.14%
Developed Markets	22.11%
Aerospace/Defense	0.20%
Airlines	0.06%
Apparel	0.32%
Auto Manufacturers	0.19%
Auto Parts & Equipment	0.19%
Banking	1.17%
Beverages	0.10%
Building Materials	0.33%
Chemicals	0.14%
Commercial Services	0.11%
Communication Services	0.66%
Computers	0.67%
Consumer Discretionary	1.33%
Consumer Staples	1.24%
Cosmetics/Personal Care	0.41%
Diversified Financial Services	0.16%
Electric	0.37%
Energy	0.34%
Financials	2.37%
Food	0.48%
Healthcare	2.02%
Healthcare-Products	0.16%
Home builders	0.13%
Industrials	2.57%

Security type / sector allocation, country
allocation and top 10 equity holdings
Delaware Strategic Allocation Fund

Security type / sector	Percentage of net assets
Information Technology	0.96%
Insurance	0.24%
Materials	1.19%
Media	0.16%
Mining	0.24%
Oil & Gas	0.43%
Pharmaceuticals	0.88%
Real Estate	0.57%
Retail	0.14%
Software	0.26%
Telecommunications	0.66%
Transportation	0.19%
Utilities	0.47%
Emerging Markets	6.98%
Banking	0.24%
Beverages	0.19%
Biotechnology	0.03%
Building Materials	0.03%
Chemicals	0.06%
Communication Services	0.93%
Consumer Discretionary	0.24%
Consumer Staples	0.24%
Electronics	0.14%
Energy	0.79%
Financials	0.14%
Food	0.05%
Healthcare	0.00%
Healthcare-Products	0.02%
Industrials	0.00%
Information Technology	1.75%
Internet	0.64%
Materials	0.14%
Media	0.08%
Mining	0.04%
Oil & Gas	0.08%
Real Estate	0.01%
Semiconductors	0.98%
Software	0.06%
Telecommunications	0.10%
Exchange-Traded Funds	0.54%
Agency Collateralized Mortgage Obligations	0.43%

Security type / sector	Percentage of net assets
Agency Commercial Mortgage-Backed Securities	0.11%
Agency Mortgage-Backed Securities	10.56%
Collateralized Debt Obligations	1.34%
Corporate Bonds	9.66%
Airlines	0.06%
Auto Manufacturers	0.25%
Banking	2.42%
Basic Industry	0.14%
Capital Goods	0.17%
Communications	0.93%
Consumer Cyclical	0.35%
Consumer Non-Cyclical	0.94%
Diversified Financial Services	0.16%
Electric	0.96%
Energy	0.36%
Finance Companies	0.15%
Financials	0.04%
Forest Products & Paper	0.17%
Information Technology	0.26%
Insurance	0.17%
Media	0.57%
Natural Gas	0.08%
Oil & Gas	0.03%
Oil & gas services	0.04%
Pipelines	0.40%
Real Estate	0.27%
Semiconductors	0.26%
Telecommunications	0.35%
Transportation	0.13%
Loan Agreements	1.67%
Municipal Bonds	0.31%
Non-Agency Asset-Backed Securities	0.28%
Non-Agency Collateralized Mortgage Obligations	0.68%
Non-Agency Commercial Mortgage-Backed Securities	1.78%
Sovereign Bonds	4.35%
Preferred Stock	0.16%
US Treasury Obligations	2.80%
Warrants	0.00%
Short-Term Investments	0.82%
Total Value of Securities	99.09%

Security type / sector allocation, country
allocation and top 10 equity holdings
Delaware Strategic Allocation Fund

Security type / sector	Percentage of net assets
Assets Net of Receivables and Other Liabilities	0.91%
Total Net Assets	100.00%

Percentage
Country/Market*	of net assets
Developed Markets	29.23%
Australia	2.48%
Austria	0.44%
Belgium	0.19%
Canada	0.39%
Cayman Islands	1.34%
Denmark	0.60%
Finland	0.14%
France	2.97%
Germany	2.36%
Hong Kong	0.50%
Ireland	0.33%
Israel	0.19%
Italy	1.09%
Japan	6.91%
Netherlands	0.92%
Norway	0.17%
Portugal	0.18%
Singapore	0.19%
South Africa	0.23%
Spain	0.92%
Sweden	0.73%
Switzerland	2.51%
United Kingdom	3.39%
United States	0.06%
Emerging Markets	7.38%
Argentina	0.05%
Brazil	0.46%
Chile	0.12%
China	1.71%
Colombia	0.02%
India	1.02%
Indonesia	0.17%
Malaysia	0.01%
Mexico	0.38%
Netherlands	0.03%

Percentage
Country/Market*	of net assets
Peru	0.04%
Republic of Korea	1.69%
Russia	0.02%
Taiwan	1.45%
Turkey	0.11%
United Kingdom	0.10%
US Markets	61.66%
Total	98.27%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	1.62%
Apple	1.31%
Alphabet Class A	1.14%
Amazon.com	0.98%
Taiwan Semiconductor Manufacturing	0.84%
Reliance Industries GDR	0.70%
Samsung Electronics	0.61%
Visa Class A	0.60%
Motorola Solutions	0.59%
ASML Holding (New York Shares)	0.54%

*	Allocation includes all investments except for short-term.

Schedule of investments
Delaware Strategic Allocation Fund	March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 63.60%
US Markets – 34.51%
Aerospace/Defense – 0.09%
Barnes Group	982	$39,466
Lockheed Martin	359	158,463
		197,929
Agriculture – 0.34%
Archer-Daniels-Midland	8,600	776,236
		776,236
Airlines – 0.07%
Allegiant Travel †	1,028	166,937
		166,937
Apparel – 0.06%
Steven Madden	3,726	143,973
		143,973
Auto Parts & Equipment – 0.08%
BorgWarner	2,568	99,895
Dana	4,633	81,402
		181,297
Banking – 0.76%
City Holding	915	72,011
Comerica	1,541	139,353
East West Bancorp	3,137	247,886
Enterprise Financial Services	1,437	67,985
First Bancorp (North Carolina)	1,877	78,402
First Financial Bancorp	3,666	84,501
First Foundation	2,553	62,012
First Interstate BancSystem Class A	3,682	135,387
Independent Bank	1,091	89,124
Independent Bank Group	1,271	90,444
JPMorgan Chase & Co.	3,655	498,250
KeyCorp	7,835	175,347
Lakeland Financial	101	7,373
		1,748,075
Beverages – 0.19%
Coca-Cola	6,959	431,458
		431,458
Biotechnology – 0.40%
Amicus Therapeutics †	8,757	82,929
Apellis Pharmaceuticals †	1,976	100,401

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Biotechnology (continued)
Blueprint Medicines †	1,632	$104,252
Corteva	2,684	154,276
Exact Sciences †	1,642	114,809
Halozyme Therapeutics †	2,887	115,133
Insmed †	3,569	83,871
Intercept Pharmaceuticals †	1,106	17,995
Ligand Pharmaceuticals †	1,003	112,827
NeoGenomics †	2,725	33,109
		919,602
Building Materials – 0.08%
Boise Cascade	2,638	183,262
		183,262
Chemicals – 0.53%
Balchem	291	39,780
Dow	1,479	94,242
DuPont de Nemours	10,793	794,149
Eastman Chemical	1,271	142,428
Minerals Technologies	2,096	138,650
		1,209,249
Commercial Services – 0.37%
ABM Industries	2,267	104,373
ASGN †	1,614	188,370
BrightView Holdings †	4,642	63,177
CoStar Group †	7,582	505,037
		860,957
Communication Services – 0.87%
Nexstar Media Group Class A	399	75,204
NVIDIA	4,072	1,111,086
Pinterest Class A †	3,317	81,631
Upwork †	1,425	33,117
Verizon Communications	12,000	611,280
Yelp †	2,358	80,431
		1,992,749
Computers – 1.78%
Apple	17,267	3,014,991
Cognizant Technology Solutions Class A	8,173	732,873
Crowdstrike Holdings
Class A †	623	141,471

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Computers (continued)
ExlService Holdings †	1,477	$211,609
		4,100,944
Consumer Discretionary – 1.26%
NIKE Class B	3,447	463,828
Sonic Automotive Class A	767	32,605
Starbucks	2,701	245,710
Taylor Morrison Home †	4,310	117,318
Tesla †	406	437,506
Texas Roadhouse	3,097	259,312
TJX	10,100	611,858
Toll Brothers	2,554	120,089
Tractor Supply	1,707	398,363
Waste Management	932	147,722
Wendy's	2,883	63,339
		2,897,650
Consumer Staples – 0.18%
Helen of Troy †	396	77,553
PepsiCo	2,051	343,296
		420,849
Cosmetics/Personal Care – 0.01%
Estee Lauder Class A	123	33,495
		33,495
Diversified Financial Services – 0.75%
BlackRock	345	263,639
Capital One Financial	1,422	186,694
Discover Financial Services	5,598	616,844
Hamilton Lane Class A	1,279	98,854
Intercontinental Exchange	4,268	563,888
		1,729,919
Electric – 0.52%
Ameresco Class A †	3,162	251,379
Black Hills	2,479	190,933
Edison International	10,700	750,070
		1,192,382

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Electrical Compo & Equip – 0.10%
Emerson Electric	1,417	$138,937
Generac Holdings †	312	92,745
		231,682
Electronics – 0.38%
Honeywell International	4,436	863,157
		863,157
Energy – 0.31%
Chesapeake Energy	1,358	118,146
Patterson-UTI Energy	9,926	153,655
PDC Energy	4,080	296,534
Southwestern Energy †	20,082	143,988
		712,323
Engineering & construction – 0.13%
KBR	2,733	149,577
MYR Group †	1,493	140,402
		289,979
Entertainment – 0.02%
IMAX †	2,771	52,455
		52,455
Environmental control – 0.05%
Casella Waste Systems Class A †	1,204	105,531
		105,531
Financial Services – 0.21%
Essent Group	4,832	199,127
Selective Insurance Group	1,443	128,947
Umpqua Holdings	4,397	82,927
Valley National Bancorp	6,303	82,065
		493,066
Financials – 1.61%
Axis Capital Holdings	2,488	150,449
Old National Bancorp	7,566	123,931
Pacific Premier Bancorp	2,540	89,789
Raymond James Financial	2,025	222,568
Reinsurance Group of America	1,455	159,264
RLI	594	65,714
S&P Global	787	322,812
SouthState	1,351	110,228

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Financials (continued)
State Street	2,299	$200,289
Stifel Financial	1,337	90,782
Travelers	654	119,506
Truist Financial	10,900	618,030
United Community Banks	3,581	124,619
US Bancorp	17,910	951,917
Webster Financial	1,661	93,215
WesBanco	2,609	89,645
WSFS Financial	3,386	157,855
		3,690,613
Food – 0.41%
Conagra Brands	18,598	624,335
General Mills	2,737	185,349
J & J Snack Foods	817	126,717
		936,401
Food Service – 0.08%
Aramark	4,900	184,240
		184,240
Forest Products & Paper – 0.03%
Neenah	1,887	74,838
		74,838
Healthcare – 1.54%
Biohaven Pharmaceutical Holding †	1,003	118,926
NuVasive †	1,689	95,766
Omnicell †	849	109,937
Pacific Biosciences of California †	5,377	48,931
Pfizer	6,942	359,387
Prestige Consumer Healthcare †	2,644	139,973
PTC Therapeutics †	1,867	69,658
Quidel †	632	71,075
Repligen †	679	127,713
Shockwave Medical †	783	162,363
Supernus Pharmaceuticals †	3,098	100,127
Tabula Rasa HealthCare †	2,131	12,275
Teladoc Health †	1,259	90,812
Thermo Fisher Scientific	623	367,975
TransMedics Group †	3,172	85,454
Travere Therapeutics †	5,540	142,766

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Healthcare (continued)
Ultragenyx Pharmaceutical †	1,269	$92,155
UnitedHealth Group	1,119	570,656
Vanda Pharmaceuticals †	4,430	50,103
Vertex Pharmaceuticals †	974	254,185
Viatris	27,962	304,226
Zoetis	826	155,775
		3,530,238
Healthcare-Products – 1.12%
Abbott Laboratories	2,480	293,533
Artivion †	3,484	74,488
AtriCure †	1,552	101,920
Baxter International	7,800	604,812
CONMED	986	146,470
Cooper	781	326,138
Danaher	540	158,398
Edwards Lifesciences †	1,915	225,434
Hologic †	2,517	193,356
Inspire Medical Systems †	446	114,484
Intuitive Surgical †	653	196,997
Merit Medical Systems †	1,995	132,707
		2,568,737
Healthcare-Services – 0.06%
Catalent †	1,339	148,495
		148,495
Home builders – 0.09%
Century Communications =,†	25,000	0
DR Horton	1,633	121,675
KB Home	2,848	92,218
		213,893
Industrials – 2.05%
Eaton	838	127,175
Gates Industrial †	3,908	58,855
Ichor Holdings †	1,358	48,372
Northrop Grumman	1,500	670,830
Oshkosh	1,386	139,501
Parker-Hannifin	875	248,290
Quanta Services	1,140	150,035
Raytheon Technologies	9,143	905,797

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Industrials (continued)
Regal Rexnord	561	$83,466
Rockwell Automation	204	57,126
Southwest Airlines †	2,170	99,386
Stanley Black & Decker	956	133,639
Sun Country Airlines Holdings †	723	18,928
Tetra Tech	1,046	172,527
Trane Technologies	1,360	207,672
TransUnion	3,602	372,231
Union Pacific	1,720	469,921
US Ecology †	143	6,847
Verisk Analytics	738	158,397
Werner Enterprises	1,892	77,572
WESCO International †	1,702	221,498
WillScot Mobile Mini Holdings †	4,885	191,150
Zurn Water Solutions	2,522	89,279
		4,708,494
Information Technology – 2.67%
Accenture Class A	1,182	398,606
Consensus Cloud Solutions †	792	47,623
II-VI †	1,746	126,568
ON Semiconductor †	2,691	168,483
Oracle	8,500	703,205
PayPal Holdings †	1,648	190,591
Ping Identity Holding †	1,298	35,604
PTC †	1,431	154,147
Q2 Holdings †	1,326	81,748
Rapid7 †	1,622	180,431
Roper Technologies	157	74,140
Salesforce †	2,434	516,787
Semtech †	1,305	90,489
ServiceNow †	452	251,714
Silicon Laboratories †	699	104,990
Sprout Social Class A †	680	54,482
SS&C Technologies Holdings	3,179	238,489
Texas Instruments	1,310	240,359
Tyler Technologies †	711	316,317
Uber Technologies †	1,269	45,278
Varonis Systems †	2,439	115,950
VeriSign †	2,738	609,095

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Information Technology (continued)
Visa Class A	6,233	$1,382,292
		6,127,388
Insurance – 0.76%
American Equity Investment Life Holding	2,244	89,558
American International Group	11,900	746,963
Kemper	1,185	67,000
MetLife	10,613	745,881
NMI Holdings Class A †	4,785	98,667
		1,748,069
Internet – 2.55%
Alphabet Class A †	945	2,628,376
Alphabet Class C †	52	145,235
Amazon.com †	693	2,259,145
Booking Holdings †	84	197,270
Meta Platforms Class A †	2,793	621,052
		5,851,078
Leisure time – 0.05%
Malibu Boats Class A †	1,990	115,440
		115,440
Machinery-Diversified – 0.49%
Applied Industrial Technologies	1,378	141,465
Columbus McKinnon	2,198	93,195
Deere	169	70,213
Dover	4,257	667,923
Ingersoll Rand	916	46,121
Kadant	561	108,941
		1,127,858
Materials – 0.27%
Quaker Chemical	402	69,470
Reliance Steel & Aluminum	678	124,311
Summit Materials Class A †	3,731	115,885
Westrock	4,015	188,825
Worthington Industries	2,239	115,107
		613,598

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Media – 0.82%
Comcast Class A	19,820	$927,973
Walt Disney †	7,039	965,469
		1,893,442
Mining – 0.05%
Coeur Mining †	1,605	7,142
Kaiser Aluminum	1,144	107,719
		114,861
Miscellaneous Manufacturing – 0.12%
Carlisle	575	141,404
ESCO Technologies	567	39,645
Federal Signal	3,110	104,962
		286,011
Oil & Gas – 0.87%
Chevron	5,167	841,343
ConocoPhillips	11,136	1,113,600
Earthstone Energy Class A †	3,535	44,647
		1,999,590
Pharmaceuticals – 1.90%
Agios Pharmaceuticals †	1,953	56,852
Becton Dickinson and Co.	612	162,792
Cigna	4,173	999,893
CVS Health	7,000	708,470
Dexcom †	367	187,757
Johnson & Johnson	6,458	1,144,551
Merck & Co.	11,992	983,944
Neurocrine Biosciences †	1,407	131,906
		4,376,165
Real Estate – 0.99%
American Assets Trust	2,242	84,949
American Tower	1,074	269,810
Armada Hoffler Properties	4,534	66,196
Brixmor Property Group	5,386	139,013
Camden Property Trust	792	131,630
DiamondRock Hospitality †	8,655	87,416
EastGroup Properties	676	137,417
Equity Residential	7,645	687,438
First Industrial Realty Trust	2,017	124,872
Four Corners Property Trust	197	5,327

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Real Estate (continued)
Kite Realty Group Trust	4,424	$100,735
LXP Industrial Trust	6,175	96,948
National Storage Affiliates Trust	1,688	105,939
Pebblebrook Hotel Trust	3,211	78,605
Physicians Realty Trust	5,955	104,451
RPT Realty	4,684	64,499
Spirit MTA REIT =,†	677	0
		2,285,245
Retail – 1.39%
American Eagle Outfitters	6,801	114,257
BJ's Wholesale Club Holdings †	2,999	202,762
Brinker International †	2,200	83,952
Casey's General Stores	1,128	223,536
Chuy's Holdings †	1,512	40,824
Dollar General	3,220	716,869
Dollar Tree †	4,700	752,705
Five Below †	1,407	222,827
Hibbett	742	32,900
Home Depot	2,189	655,233
Jack in the Box	1,146	107,048
La-Z-Boy	2,040	53,795
		3,206,708
Semiconductors – 0.71%
Azenta	902	74,757
Broadcom	1,766	1,112,015
Intel	4,830	239,375
MACOM Technology Solutions Holdings †	986	59,032
MaxLinear †	2,600	151,710
		1,636,889
Software – 2.87%
Adobe †	1,432	652,448
Autodesk †	430	92,170
Bandwidth Class A †	595	19,272
Blackline †	675	49,424
Box Class A †	2,148	62,421
Broadridge Financial Solutions	1,710	266,264
Electronic Arts	3,255	411,790
Fidelity National Information Services	6,831	685,969
Intuit	1,078	518,346

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
US Markets (continued)
Software (continued)
Microsoft	12,079	$3,724,076
Ziff Davis †	1,308	126,588
		6,608,768
Telecommunications – 1.10%
AT&T	8,483	200,453
ATN International	910	36,291
Cisco Systems	16,194	902,978
Motorola Solutions	5,574	1,350,023
NETGEAR †	1,280	31,590
		2,521,335
Transportation – 0.23%
Hub Group Class A †	1,900	146,699
JB Hunt Transport Services	1,347	270,464
Knight-Swift Transportation Holdings	2,118	106,874
		524,037
Utilities – 0.14%
NorthWestern	1,467	88,739
South Jersey Industries	3,700	127,835
Spire	1,387	99,531
		316,105
Total US Markets (cost $49,459,062)		79,343,692
Developed Markets – 22.11%
Aerospace/Defense – 0.20%
BAE Systems	49,310	463,093
		463,093
Airlines – 0.06%
Deutsche Lufthansa †	17,620	142,096
		142,096
Apparel – 0.32%
LVMH Moet Hennessy Louis Vuitton	640	456,831
LVMH Moet Hennessy Louis Vuitton ADR	348	49,618
Puma	2,780	236,417
		742,866
Auto Manufacturers – 0.19%
Honda Motor	15,500	439,360
		439,360

	Number of
	shares	Value (US $)
Common Stocks (continued)
Developed Markets (continued)
Auto Parts & Equipment – 0.19%
Cie Generale des Etablissements Michelin	3,150	$426,874
		426,874
Banking – 1.17%
Banco Bilbao Vizcaya Argentaria	76,680	437,838
Banco Espirito Santo =	370,000	0
Bank Leumi Le-Israel	39,690	427,569
Commonwealth Bank of Australia	9,770	769,411
Erste Group Bank	8,060	293,920
Resona Holdings	81,300	346,284
Standard Chartered	61,730	409,764
		2,684,786
Beverages – 0.10%
Diageo	4,580	232,319
		232,319
Building Materials – 0.33%
AGC	7,700	307,656
CRH	10,980	437,939
		745,595
Chemicals – 0.14%
Givaudan	80	330,635
		330,635
Commercial Services – 0.11%
Intertek Group	3,680	251,041
		251,041
Communication Services – 0.66%
Nippon Telegraph & Telephone	16,260	472,417
PCCW	630,000	354,071
Telenet Group Holding	8,200	264,198
Vodafone Group	260,000	426,344
		1,517,030
Computers – 0.67%
Capgemini	1,550	343,950
Computershare	23,850	438,341
Fujitsu	2,800	419,512
Teleperformance	910	346,618
		1,548,421

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Developed Markets (continued)
Consumer Discretionary – 1.33%
Ferrari	1,234	$269,123
Industria de Diseno Textil	14,740	321,405
La Francaise des Jeux SAEM 144A #	7,600	301,512
Sony Group	6,100	627,542
Stanley Electric	15,900	300,625
Toyota Motor	23,940	431,830
Wesfarmers	12,720	477,313
Yamada Holdings †	107,700	334,827
		3,064,177
Consumer Staples – 1.24%
Coca-Cola Europacific Partners	7,060	343,187
Coles Group	29,430	393,345
J Sainsbury	97,310	322,075
MatsukiyoCocokara & Co.	7,000	247,606
Nestle	7,180	933,534
Sundrug	9,700	236,248
Suntory Beverage & Food	9,700	369,717
		2,845,712
Cosmetics/Personal Care – 0.41%
Beiersdorf	3,170	333,021
L'Oreal	1,550	619,140
		952,161
Diversified Financial Services – 0.16%
Daiwa Securities Group	65,700	371,646
		371,646
Electric – 0.37%
E.ON	34,070	395,831
SSE	20,150	460,408
		856,239
Energy – 0.34%
ENEOS Holdings	101,400	379,107
Galp Energia	31,810	402,164
		781,271
Financials – 2.37%
AIA Group	76,800	801,937
AXA	18,380	538,062
BNP Paribas	9,500	542,874

	Number of
	shares	Value (US $)
Common Stocks (continued)
Developed Markets (continued)
Financials (continued)
Credit Suisse Group	38,390	$302,211
Investec	78,190	517,269
Ninety One	98,000	328,024
Oversea-Chinese Banking	48,700	441,799
QBE Insurance Group	34,193	293,216
Sompo Holdings	10,100	443,799
Svenska Handelsbanken Class A	32,540	299,220
UBS Group	32,660	638,219
UniCredit	27,150	292,887
		5,439,517
Food – 0.48%
Chocoladefabriken Lindt & Spruengli	40	476,077
Kesko Class B	11,330	312,822
Tate & Lyle	32,230	308,961
		1,097,860
Healthcare – 2.02%
Alfresa Holdings	14,200	196,835
Astellas Pharma	25,100	392,185
Daiichi Sankyo	11,700	255,493
Nippon Shinyaku	4,000	271,961
Novartis	11,150	978,876
Novo Nordisk Class B	9,070	1,006,009
Roche Holding	3,020	1,194,899
Shionogi & Co.	5,500	337,938
		4,634,196
Healthcare-Products – 0.16%
Smith & Nephew	23,200	368,993
		368,993
Home builders – 0.13%
Persimmon	10,500	294,434
		294,434
Industrials – 2.57%
ANDRITZ	7,450	344,069
Brambles	47,560	350,976
Brenntag	4,300	346,716
CNH Industrial	27,690	436,139
Daimler Truck Holding †	12,930	358,614
Eiffage	3,800	390,003

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Developed Markets (continued)
Industrials (continued)
Husqvarna Class B	24,710	$257,768
ITOCHU	14,886	503,533
Kuehne + Nagel International	1,180	335,036
Mitsubishi	14,900	559,149
Miura	7,400	182,332
Nippon Yusen KK	4,600	402,382
SG Holdings	16,500	310,708
SKF Class B	18,680	304,595
Vestas Wind Systems	11,250	330,017
Vinci	4,820	492,472
		5,904,509
Information Technology – 0.96%
ASML Holding (New York Shares)	1,840	1,229,528
Azbil	7,700	255,562
Omron	4,000	266,194
Tokyo Electron	900	462,205
		2,213,489
Insurance – 0.24%
Allianz	2,280	544,483
		544,483
Materials – 1.19%
BlueScope Steel	25,030	389,219
Boliden	8,890	448,458
Covestro 144A #	6,320	318,246
LANXESS	3,770	165,496
Linde	446	142,466
Norsk Hydro	41,240	400,683
Shin-Etsu Chemical	2,900	440,606
South32	114,780	436,311
		2,741,485
Media – 0.16%
Wolters Kluwer	3,350	357,132
		357,132
Mining – 0.24%
Rio Tinto	6,870	549,233
		549,233

	Number of
	shares	Value (US $)
Common Stocks (continued)
Developed Markets (continued)
Oil & Gas – 0.43%
BP	129,060	$632,701
OMV	7,630	364,581
		997,282
Pharmaceuticals – 0.88%
AstraZeneca	3,570	473,429
GlaxoSmithKline	33,590	726,785
Sanofi	6,560	670,692
Sumitomo Pharma	16,000	157,852
		2,028,758
Real Estate – 0.57%
Daito Trust Construction	3,400	360,891
Grand City Properties	10,190	203,562
Klepierre	13,440	357,828
Mirvac Group	204,620	379,418
		1,301,699
Retail – 0.14%
McDonald's Holdings Co. Japan	7,700	320,210
		320,210
Software – 0.26%
SAP	5,400	598,472
		598,472
Telecommunications – 0.66%
KDDI	14,800	485,242
Swisscom	590	354,476
Telefonaktiebolaget LM Ericsson Class B	37,980	346,208
Telefonica	67,653	327,864
		1,513,790
Transportation – 0.19%
Deutsche Post	9,340	446,003
		446,003
Utilities – 0.47%
Enel	70,990	473,983
National Grid	22,120	339,945
Tokyo Gas	14,900	272,777
		1,086,705
Total Developed Markets (cost $43,342,008)		50,833,572

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Emerging Markets – 6.98%
Banking – 0.24%
Banco Bradesco ADR	21,218	$98,452
Banco Santander Brasil ADR	9,812	75,552
Banco Santander Mexico ADR	26,097	136,748
Grupo Financiero Banorte Class O	12,747	96,016
Itau Unibanco Holding ADR	25,727	146,901
		553,669
Beverages – 0.19%
Cia Cervecerias Unidas ADR	3,071	45,942
Coca-Cola Femsa ADR	3,622	199,029
Fomento Economico Mexicano ADR	1,012	83,844
Tata Consumer Products	11,563	118,142
		446,957
Biotechnology – 0.03%
BeiGene ADR †	309	58,277
		58,277
Building Materials – 0.03%
Cemex ADR †	10,696	56,582
		56,582
Chemicals – 0.06%
Tata Chemicals	10,144	129,669
		129,669
Communication Services – 0.93%
NAVER	592	164,534
SK Telecom ADR	22,436	575,035
Sohu.com ADR †	7,541	126,839
Telefonica Brasil ADR	8,180	92,025
Tencent Holdings	21,600	995,638
Tencent Music Entertainment Group ADR †	7	34
TIM ADR	5,359	77,705
Turkcell Iletisim Hizmetleri ADR	11,103	43,191
VK GDR =,†	2,644	1,828
Weibo ADR †	1,972	48,334
Weibo Class A †	600	14,556
Yandex Class A †	2,625	3,088
Zhihu ADR †	500	1,210
		2,144,017

	Number of
	shares	Value (US $)
Common Stocks (continued)
Emerging Markets (continued)
Consumer Discretionary – 0.24%
Americanas	29,956	$204,675
Americanas †	771	5,184
Arcos Dorados Holdings Class A †	7,258	59,007
Astra International	404,500	185,176
D-MARKET Elektronik Hizmetler ve Ticaret ADR †	400	908
JD.com Class A †	1,028	29,227
Trip.com Group ADR †	2,961	68,458
		552,635
Consumer Staples – 0.24%
Coca-Cola HBC	11,220	234,004
Tingyi Cayman Islands Holding	49,724	83,379
Tsingtao Brewery Class H	19,400	152,508
Uni-President China Holdings	85,600	74,283
		544,174
Electronics – 0.14%
Hon Hai Precision Industry	89,582	328,930
		328,930
Energy – 0.79%
Petroleo Brasileiro ADR	11,369	168,261
Reliance Industries GDR 144A 144A #	23,574	1,617,268
Rosneft Oil PJSC GDR =	41,640	20,318
		1,805,847
Financials – 0.14%
Akbank TAS	56,920	28,051
Ping An Insurance Group Co. of China Class H	27,000	188,759
Samsung Life Insurance	1,711	92,657
Sberbank of Russia PJSC =	52,870	544
XP Class A †	593	17,849
		327,860
Food – 0.05%
BRF ADR †	21,731	86,272
IRSA Inversiones y Representaciones ADR †	5,217	25,981
		112,253
Healthcare – 0.00%
Joinn Laboratories China Class H 144A #	140	1,280
		1,280

Schedule of investments
Delaware Strategic Allocation Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Emerging Markets (continued)
Healthcare-Products – 0.02%
Hengan International Group	11,000	$50,686
		50,686
Industrials – 0.00%
DiDi Global ADR †	2,500	6,250
		6,250
Information Technology – 1.75%
Getnet Adquirencia e Servicos para Meios de
Pagamento ADR	1,226	1,900
Samsung Electronics	24,309	1,391,034
SK Square †	8,058	374,798
Taiwan Semiconductor Manufacturing	94,069	1,929,686
Tata Consultancy Services	3,900	191,667
WNS Holdings ADR †	1,586	135,587
		4,024,672
Internet – 0.64%
Alibaba Group Holding ADR †	5,328	579,686
Baidu ADR †	2,102	278,095
iQIYI ADR †	1,826	8,290
JD.com ADR †	10,362	599,649
		1,465,720
Materials – 0.14%
Sociedad Quimica y Minera de Chile ADR	2,628	224,957
Vale ADR	5,098	101,909
		326,866
Media – 0.08%
Grupo Televisa ADR	16,049	187,773
		187,773
Mining – 0.04%
Cia de Minas Buenaventura ADR †	9,743	98,112
		98,112
Oil & Gas – 0.08%
China Petroleum & Chemical Class H	212,200	105,447
Gazprom PJSC ADR =	43,806	20,575
Kunlun Energy	74,000	63,953
		189,975

	Number of
	shares	Value (US $)
Common Stocks (continued)
Emerging Markets (continued)
Real Estate – 0.01%
Etalon Group GDR 144A #,=	20,100	$4,414
IRSA Propiedades Comerciales ADR †	949	2,430
UEM Sunrise †	98,519	7,939
		14,783
Semiconductors – 0.98%
MediaTek	35,000	1,089,219
SK Hynix	12,068	1,160,932
		2,250,151
Software – 0.06%
HCL Technologies	9,600	146,715
		146,715
Telecommunications – 0.10%
America Movil ADR Class L	5,580	118,017
LG Uplus	8,694	100,020
		218,037
Total Emerging Markets (cost $10,780,393)		16,041,890
Total Common Stocks (cost $103,581,463)		146,219,154

Exchange-Traded Funds – 0.54%
iShares MSCI EAFE ETF	2,040	150,144
iShares Russell 1000 Growth ETF	755	209,611
Vanguard FTSE Developed Markets ETF	2,290	109,989
Vanguard Russell 1000 Growth ETF	10,910	778,537
Total Exchange-Traded Funds (cost $941,004)		1,248,281

	Principal
	amount°
Agency Collateralized Mortgage Obligations – 0.43%
Fannie Mae REMICs
Series 2013-44 DI 3.00% 5/25/33 Σ	296,517	27,097
Freddie Mac REMICs
Series 5092 WG 1.00% 4/25/31	270,683	254,065
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2021-DNA1 M1 144A 0.749% (SOFR +
0.65%) 1/25/51 #,●	33,959	33,888
Series 2021-HQA1 M1 144A 0.799% (SOFR +
0.70%) 8/25/33 #,●	139,217	138,476

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2021-HQA2 M1 144A 0.799% (SOFR +
0.70%) 12/25/33 #,●	97,031	$96,134
GNMA
Series 2013-113 LY 3.00% 5/20/43	450,000	447,972
Series 2017-10 KZ 3.00% 1/20/47	1,167	1,161
Total Agency Collateralized Mortgage Obligations (cost $1,048,895)		998,793

Agency Commercial Mortgage-Backed Securities – 0.11%
Freddie Mac Multifamily Structured Pass Through
Certificates
Series K729 A2 3.136% 10/25/24 ◆	100,000	100,380
FREMF Mortgage Trust
Series 2012-K22 B 144A 3.68% 8/25/45 #	145,000	145,566
Total Agency Commercial Mortgage-Backed Securities (cost $256,400)		245,946

Agency Mortgage-Backed Securities – 10.56%
Fannie Mae S.F. 15 yr
2.00% 4/1/36	522,911	508,509
2.50% 7/1/36	170,614	168,876
Fannie Mae S.F. 20 yr
2.00% 5/1/41	1,193,364	1,120,021
2.50% 7/1/41	360,296	348,301
2.50% 10/1/41	969,430	939,029
Fannie Mae S.F. 30 yr
2.00% 12/1/50	55,969	52,130
2.00% 1/1/51	22,692	21,136
2.00% 2/1/51	1,014,400	944,793
2.00% 3/1/51	448,040	416,938
2.00% 5/1/51	25,817	24,019
2.00% 1/1/52	82,215	76,564
2.50% 10/1/50	97,079	93,144
2.50% 11/1/50	433,213	414,145
2.50% 4/1/51	668,945	639,332
2.50% 5/1/51	23,951	22,883
2.50% 7/1/51	56,211	53,719
2.50% 8/1/51	315,519	302,066
2.50% 9/1/51	106,471	101,721
2.50% 10/1/51	163,100	155,825
2.50% 12/1/51	208,832	199,516

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.50% 1/1/52	267,079	$255,166
2.50% 2/1/52	610,104	583,013
3.00% 1/1/47	194,680	194,341
3.00% 11/1/49	311,430	307,274
3.00% 3/1/50	235,542	231,856
3.00% 7/1/50	75,485	73,904
3.00% 8/1/50	320,605	314,787
3.50% 10/1/42	414,223	422,925
3.50% 7/1/47	76,599	77,961
3.50% 11/1/48	38,062	38,496
3.50% 11/1/49	572,023	576,590
3.50% 3/1/50	13,927	14,062
3.50% 9/1/50	704,231	716,976
3.50% 6/1/51	748,285	750,350
3.50% 1/1/52	259,972	261,809
4.00% 10/1/48	368,035	383,778
4.50% 4/1/44	36,529	38,916
4.50% 9/1/48	649,520	678,000
4.50% 9/1/49	249,492	261,626
4.50% 1/1/50	497,315	528,582
5.00% 4/1/41	403,267	436,310
5.00% 7/1/47	460,006	497,441
5.00% 8/1/49	830,387	889,167
5.50% 5/1/44	1,795,261	1,966,535
6.00% 10/1/38	460,175	513,996
6.00% 6/1/41	22,405	24,932
6.00% 7/1/41	748,994	836,234
6.00% 1/1/42	26,748	29,855
Freddie Mac S.F. 15 yr
3.00% 3/1/35	377,723	381,630
Freddie Mac S.F. 20 yr
2.50% 6/1/41	466,591	451,057
2.50% 9/1/41	205,184	198,353
3.00% 9/1/40	214,694	213,104
Freddie Mac S.F. 30 yr
2.00% 9/1/51	108,889	101,211
2.50% 11/1/50	226,407	216,670
2.50% 2/1/51	913,842	875,943
3.00% 11/1/46	1,052,347	1,046,022
3.00% 7/1/50	355,763	348,573
3.00% 8/1/50	159,033	156,776

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
3.00% 12/1/50	447,929	$441,054
3.50% 8/1/49	311,799	314,059
4.00% 4/1/52	289,000	295,364
4.50% 8/1/48	85,123	89,046
5.50% 9/1/41	25,638	28,181
GNMA I S.F. 30 yr
3.00% 8/15/45	586,012	583,025
GNMA II S.F. 30 yr
5.50% 5/20/37	9,685	10,800
6.50% 6/20/39	14,717	16,208
Total Agency Mortgage-Backed Securities (cost $25,711,212)		24,274,625

Collateralized Debt Obligations – 1.34%
Cedar Funding IX CLO
Series 2018-9A A1 144A 2.043% (LIBOR03M +
0.98%, Floor 0.98%) 4/20/31 #,●	250,000	247,713
Galaxy XXI CLO
Series 2015-21A AR 144A 2.083% (LIBOR03M +
1.02%) 4/20/31 #,●	600,000	594,358
ICG US CLO
Series 2014-1A A1A2 144A 1.454% (LIBOR03M
+ 1.20%, Floor 1.20%) 10/20/34 #,●	250,000	248,447
Neuberger Berman Loan Advisers CLO 36
Series 2020-36A A1R 144A 1.504% (LIBOR03M
+ 1.25%, Floor 1.25%) 4/20/33 #,●	250,000	248,858
Octagon Investment Partners 33
Series 2017-1A A1 144A 2.253% (LIBOR03M +
1.19%) 1/20/31 #,●	250,000	248,819
Octagon Investment Partners 48
Series 2020-3A AR 144A 2.213% (LIBOR03M +
1.15%, Floor 1.15%) 10/20/34 #,●	250,000	247,412
Park Avenue Institutional Advisers CLO
Series 2021-1A A1A 144A 1.644% (LIBOR03M +
1.39%, Floor 1.39%) 1/20/34 #,●	250,000	249,461
Signal Peak CLO 5
Series 2018-5A A 144A 1.368% (LIBOR03M +
1.11%, Floor 1.11%) 4/25/31 #,●	250,000	248,786
Sound Point CLO XXI
Series 2018-3A A1A 144A 1.447% (LIBOR03M +
1.18%, Floor 1.18%) 10/26/31 #,●	250,000	248,097

		Principal
		amount°	Value (US $)
Collateralized Debt Obligations (continued)
Venture 34 CLO
Series 2018-34A A 144A 1.471% (LIBOR03M +
1.23%, Floor 1.23%) 10/15/31 #,●		250,000	$249,072
Venture 42 CLO
Series 2021-42A A1A 144A 2.174% (LIBOR03M
+ 1.13%, Floor 1.13%) 4/15/34 #,●		250,000	246,257
Total Collateralized Debt Obligations (cost $3,089,950)			3,077,280

Corporate Bonds – 9.66%
Airlines – 0.06%
United Airlines 2014-1
Class A Pass Through Trust 4.000%
10/11/27 ◆		44,976	45,139
United Airlines 2014-2
Class A Pass Through Trust 3.750% 3/3/28 ◆		98,481	96,098
			141,237
Auto Manufacturers – 0.25%
General Motors Financial
3.450% 4/10/22		440,000	440,153
4.350% 4/9/25		120,000	122,167
5.250% 3/1/26		11,000	11,532
			573,852
Banking – 2.42%
Banco Santander 2.706% 6/27/24		200,000	197,984
Bank of America
1.898% 7/23/31 µ		115,000	100,621
2.482% 9/21/36 µ		445,000	383,296
2.551% 2/4/28 µ		115,000	109,994
2.972% 2/4/33 µ		35,000	32,832
3.458% 3/15/25 µ		215,000	216,391
Bank of Montreal 1.850% 5/1/25		210,000	201,973
Citigroup
3.057% 1/25/33 µ		45,000	42,093
3.070% 2/24/28 µ		45,000	43,878
Citizens Financial Group 2.850% 7/27/26		345,000	339,970
Credit Suisse Group 144A 5.100% #,µ,ψ		200,000	184,500
Deutsche Bank 5.625% 5/19/31 µ	EUR	200,000	238,827
Goldman Sachs Group
1.542% 9/10/27 µ		145,000	132,722
2.600% 2/7/30		70,000	65,016
3.102% 2/24/33 µ		20,000	18,873

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
3.615% 3/15/28 µ	95,000	$94,985
JPMorgan Chase & Co.
1.470% 9/22/27 µ	25,000	23,067
2.545% 11/8/32 µ	355,000	324,867
2.963% 1/25/33 µ	140,000	132,131
3.328% 4/22/52 µ	25,000	23,219
4.023% 12/5/24 µ	75,000	76,233
4.600% 2/1/25 µ,ψ	30,000	28,988
KeyBank 3.400% 5/20/26	500,000	498,859
Morgan Stanley
2.475% 1/21/28 µ	35,000	33,418
2.484% 9/16/36 µ	127,000	109,096
2.511% 10/20/32 µ	40,000	36,150
2.750% 5/19/22	200,000	200,353
5.000% 11/24/25	20,000	21,101
PNC Bank
2.700% 11/1/22	250,000	251,428
3.875% 4/10/25	250,000	255,014
PNC Financial Services Group 2.600% 7/23/26	175,000	172,582
Santander UK 144A 5.000% 11/7/23 #	90,000	92,205
State Street
2.203% 2/7/28 µ	65,000	62,360
3.300% 12/16/24	260,000	262,758
SVB Financial Group
1.800% 10/28/26	45,000	41,878
1.800% 2/2/31	45,000	38,841
Truist Bank
2.450% 8/1/22	85,000	85,244
2.636% 9/17/29 µ	73,000	71,826
Truist Financial 1.887% 6/7/29 µ	75,000	68,247
US Bancorp
2.215% 1/27/28 µ	35,000	33,471
2.491% 11/3/36 µ	55,000	49,414
2.677% 1/27/33 µ	40,000	38,072
3.700% 1/15/27 µ,ψ	55,000	49,913
Wells Fargo & Co.
3.526% 3/24/28 µ	30,000	29,964
3.900% 3/15/26 µ,ψ	40,000	38,367
		5,553,021

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry – 0.14%
LYB International Finance III 3.375% 10/1/40	65,000	$58,353
Newmont
2.250% 10/1/30	70,000	64,062
2.600% 7/15/32	35,000	32,244
2.800% 10/1/29	140,000	134,094
Westlake 3.125% 8/15/51	40,000	33,013
		321,766
Capital Goods – 0.17%
Otis Worldwide
3.112% 2/15/40	60,000	52,950
3.362% 2/15/50	40,000	35,536
Pactiv Evergreen Group Issuer 144A 4.000%
10/15/27 #	100,000	93,020
Teledyne Technologies
2.250% 4/1/28	115,000	106,908
2.750% 4/1/31	100,000	92,833
		381,247
Communications – 0.93%
American Tower 1.875% 10/15/30	100,000	85,242
AT&T
3.100% 2/1/43	84,000	72,732
3.500% 6/1/41	31,000	28,623
3.500% 9/15/53	85,000	74,908
CCO Holdings 144A 4.500% 8/15/30 #	250,000	234,999
Charter Communications Operating 4.400%
12/1/61	95,000	83,036
Comcast 3.200% 7/15/36	65,000	62,302
Discovery Communications 4.000% 9/15/55	185,000	160,295
Gray Television 144A 4.750% 10/15/30 #	98,000	91,150
Magallanes
144A 3.638% 3/15/25 #	105,000	105,750
144A 3.755% 3/15/27 #	110,000	109,983
144A 4.054% 3/15/29 #	20,000	20,122
144A 4.279% 3/15/32 #	20,000	20,114
Rogers Communications
144A 3.800% 3/15/32 #	115,000	114,253
144A 4.550% 3/15/52 #	45,000	44,868
T-Mobile USA
1.500% 2/15/26	50,000	46,703
144A 2.400% 3/15/29 #	10,000	9,166

Schedule of investments
Delaware Strategic Allocation Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
T-Mobile USA
2.550% 2/15/31		40,000	$36,335
3.000% 2/15/41		155,000	131,435
3.500% 4/15/25		65,000	65,497
3.750% 4/15/27		65,000	65,489
Turkcell Iletisim Hizmetleri 144A 5.800% 4/11/28 #		200,000	181,524
Verizon Communications
144A 2.355% 3/15/32 #		90,000	81,441
3.400% 3/22/41		110,000	103,411
3.875% 3/1/52		60,000	60,471
Vodafone Group 4.875% 6/19/49		35,000	38,208
			2,128,057
Consumer Cyclical – 0.35%
Allison Transmission 144A 3.750% 1/30/31 #		250,000	227,162
Aptiv
3.100% 12/1/51		209,000	166,623
3.250% 3/1/32		70,000	66,434
AutoNation 3.850% 3/1/32		40,000	38,778
Caesars Entertainment 144A 6.250% 7/1/25 #		103,000	106,473
Faurecia 3.750% 6/15/28	EUR	100,000	104,253
General Motors Financial 3.100% 1/12/32		100,000	90,004
			799,727
Consumer Non-Cyclical – 0.94%
AbbVie 2.950% 11/21/26		190,000	188,501
Amgen
2.000% 1/15/32		60,000	53,257
2.450% 2/21/30		115,000	108,563
2.800% 8/15/41		135,000	116,279
Bristol-Myers Squibb
2.900% 7/26/24		131,000	132,040
3.700% 3/15/52		140,000	141,121
Cigna
1.131% (LIBOR03M + 0.89%) 7/15/23 ●		260,000	261,941
3.200% 3/15/40		45,000	41,009
4.125% 11/15/25		107,000	110,374
CVS Health
1.300% 8/21/27		35,000	31,888
1.875% 2/28/31		20,000	17,633
3.750% 4/1/30		55,000	56,037
Energizer Holdings 144A 4.375% 3/31/29 #		100,000	87,660

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
HCA 144A 3.125% 3/15/27 #	250,000	$244,666
JBS USA LUX 144A 3.000% 2/2/29 #	70,000	64,892
Mondelez International 2.125% 3/17/24	125,000	124,169
Regeneron Pharmaceuticals 1.750% 9/15/30	50,000	43,455
Takeda Pharmaceutical 4.400% 11/26/23	210,000	215,298
Thermo Fisher Scientific 2.800% 10/15/41	50,000	44,964
Viatris
1.650% 6/22/25	20,000	18,634
2.300% 6/22/27	15,000	13,678
2.700% 6/22/30	30,000	26,429
4.000% 6/22/50	25,000	21,085
		2,163,573
Diversified Financial Services – 0.16%
AerCap Ireland Capital DAC 3.650% 7/21/27	200,000	194,125
Jefferies Group
6.450% 6/8/27	80,000	90,377
6.500% 1/20/43	65,000	78,121
		362,623
Electric – 0.96%
Atlantic City Electric 4.000% 10/15/28	75,000	77,506
Duke Energy 4.875% 9/16/24 µ,ψ	130,000	131,707
Entergy Arkansas 4.200% 4/1/49	190,000	204,420
Entergy Louisiana
4.000% 3/15/33	90,000	93,450
4.050% 9/1/23	25,000	25,500
4.950% 1/15/45	15,000	15,578
Evergy Metro 3.650% 8/15/25	270,000	274,403
Eversource Energy 2.900% 3/1/27	50,000	49,079
Exelon 3.950% 6/15/25	35,000	35,721
NextEra Energy Capital Holdings
2.250% 6/1/30	85,000	77,917
3.000% 1/15/52	220,000	188,368
Pacific Gas and Electric
2.100% 8/1/27	30,000	27,007
2.500% 2/1/31	45,000	38,879
3.250% 6/1/31	25,000	22,650
3.300% 8/1/40	85,000	69,751
PacifiCorp
2.700% 9/15/30	20,000	19,088
3.300% 3/15/51	30,000	27,639

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
PacifiCorp
3.500% 6/15/29	255,000	$258,400
Perusahaan Listrik Negara 144A 4.125% 5/15/27 #	200,000	202,460
Southern California Edison 4.875% 3/1/49	30,000	32,022
Vistra Operations
144A 3.550% 7/15/24 #	120,000	118,951
144A 4.300% 7/15/29 #	215,000	207,788
		2,198,284
Energy – 0.36%
BP Capital Markets 4.875% 3/22/30 µ,ψ	85,000	85,478
BP Capital Markets America 2.721% 1/12/32	80,000	75,384
Chevron USA 3.900% 11/15/24	200,000	206,107
ConocoPhillips 3.800% 3/15/52	165,000	168,300
Diamondback Energy 4.250% 3/15/52	5,000	4,954
Energy Transfer 6.500% 11/15/26 µ,ψ	145,000	142,869
Enterprise Products Operating 3.300% 2/15/53	35,000	29,978
MPLX 1.750% 3/1/26	40,000	37,534
Tennessee Gas Pipeline 144A 2.900% 3/1/30 #	85,000	79,852
		830,456
Finance Companies – 0.15%
Air Lease
2.875% 1/15/26	115,000	111,143
2.875% 1/15/32	125,000	112,068
3.000% 2/1/30	130,000	119,904
		343,115
Financials – 0.04%
Jefferies Group 2.625% 10/15/31	115,000	103,878
		103,878
Forest Products & Paper – 0.17%
Georgia-Pacific 8.000% 1/15/24	355,000	386,244
		386,244
Information Technology – 0.26%
Autodesk 2.400% 12/15/31	95,000	84,867
Broadcom 144A 3.469% 4/15/34 #	42,000	38,985
CDW
2.670% 12/1/26	25,000	23,610
3.276% 12/1/28	90,000	84,940

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Information Technology (continued)
Global Payments
2.150% 1/15/27	40,000	$37,608
2.900% 11/15/31	40,000	36,492
International Business Machines 1.950% 5/15/30	100,000	91,117
NXP
144A 2.700% 5/1/25 #	10,000	9,703
144A 3.125% 2/15/42 #	50,000	43,141
Oracle 2.950% 4/1/30	95,000	87,757
Workday
3.500% 4/1/27	10,000	10,004
3.700% 4/1/29	20,000	20,063
3.800% 4/1/32	20,000	19,987
		588,274
Insurance – 0.17%
Aon 2.900% 8/23/51	140,000	116,517
Brown & Brown 4.950% 3/17/52	105,000	112,427
Jackson Financial 144A 3.125% 11/23/31 #	55,000	50,141
MetLife 6.400% 12/15/66	110,000	118,998
		398,083
Media – 0.57%
Charter Communications Operating 4.500% 2/1/24	145,000	148,405
Comcast 3.700% 4/15/24	550,000	561,724
Time Warner Entertainment 8.375% 3/15/23	575,000	605,682
		1,315,811
Natural Gas – 0.08%
NiSource 0.950% 8/15/25	45,000	41,404
Sempra Energy 3.300% 4/1/25	145,000	145,334
		186,738
Oil & Gas – 0.03%
Devon Energy 4.750% 5/15/42	30,000	31,811
Ecopetrol 5.375% 6/26/26	45,000	45,594
		77,405
Oil & gas services – 0.04%
Schlumberger Holdings 144A 3.750% 5/1/24 #	95,000	96,791
		96,791
Pipelines – 0.40%
Energy Transfer 5.250% 4/15/29	25,000	26,721

Schedule of investments
Delaware Strategic Allocation Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Pipelines (continued)
MPLX
4.000% 3/15/28		35,000	$35,672
4.125% 3/1/27		160,000	163,874
ONEOK 7.500% 9/1/23		330,000	347,165
Sabine Pass Liquefaction 5.750% 5/15/24		334,000	349,735
			923,167
Real Estate – 0.27%
American Tower Trust #1 144A 3.070% 3/15/48 #		240,000	238,561
CubeSmart 3.125% 9/1/26		115,000	114,032
Global Net Lease 144A 3.750% 12/15/27 #		140,000	129,043
LifeStorage 3.500% 7/1/26		130,000	130,950
			612,586
Semiconductors – 0.26%
Microchip Technology 4.333% 6/1/23		185,000	188,018
NXP
144A 4.875% 3/1/24 #		370,000	380,354
144A 5.550% 12/1/28 #		30,000	32,932
			601,304
Telecommunications – 0.35%
AT&T 4.300% 2/15/30		60,000	63,463
Sprint Spectrum 144A 4.738% 9/20/29 #		165,000	168,536
Verizon Communications 4.500% 8/10/33		540,000	580,812
			812,811
Transportation – 0.13%
Babcock International Group 1.375% 9/13/27	EUR	200,000	206,078
Canadian Pacific Railway
2.450% 12/2/31		30,000	27,901
3.000% 12/2/41		15,000	13,525
Union Pacific
2.800% 2/14/32		35,000	33,648
3.375% 2/14/42		10,000	9,686
3.500% 2/14/53		20,000	19,627
			310,465
Total Corporate Bonds (cost $23,130,195)			22,210,515

	Principal
	amount°	Value (US $)
Loan Agreements – 1.67%
Applied Systems 1st Lien 3.763% (LIBOR03M +
3.00%) 9/19/24 ●	296,539	$295,003
Aramark Services Tranche B-5 2.957% (LIBOR01M
+ 2.50%) 4/6/28 ●	219,214	216,840
Asplundh Tree Expert 2.207% (LIBOR01M +
1.75%) 9/7/27 ●	147,996	146,664
DaVita Tranche B-1 2.207% (LIBOR01M + 1.75%)
8/12/26 ●	290,384	288,554
Directv Financing 5.75% ((LIBOR01M + 5.00%))
8/2/27 ●	233,975	233,999
Gray Television Tranche D 3.231% (LIBOR01M +
3.00%) 12/1/28 ●	24,938	24,846
HCA Tranche B 1.959% (LIBOR01M + 9.00%)
6/30/28 ●	272,937	273,074
Horizon Therapeutics USA Tranche B-2 2.25%
(LIBOR03M + 4.75%) 3/15/28 ●	123,750	122,729
Jazz Financing 4.00% (LIBOR01M + 3.50%)
5/5/28 ●	233,237	232,735
Lamar Media Tranche B 1.968% (LIBOR01M +
1.50%) 2/5/27 ●	171,937	171,508
Medline Borrower 3.75% ((LIBOR03M + 4.00%))
10/23/28 ●	85,000	84,203
Organon & Co. 3.563% (LIBOR01M + 3.00%)
6/2/28 ●	120,521	120,012
Parkway Generation Tranche B 5.50% (LIBOR01M
+ 4.75%) 2/16/29 ●	162,281	159,035
Parkway Generation Tranche C 5.50% (LIBOR01M
+ 4.75%) 2/16/29 ●	22,719	22,265
Pilot Travel Centers Tranche B 2.457% (LIBOR01M
+ 2.00%) 8/4/28 ●	298,500	294,806
Polaris Newco 1st Lien 4.50% (LIBOR01M +
4.00%) 6/2/28 ●	49,750	49,458
Pretium PKG Holdings 1st Lien 4.50% (LIBOR03M
+ 4.00%) 10/2/28 ●	199,500	194,263
RealPage 1st Lien 3.75% (LIBOR01M + 3.25%)
4/24/28 ●	129,350	128,089
Setanta Aircraft Leasing DAC 3.006% (LIBOR03M
+ 2.00%) 11/5/28 ●	125,000	123,415
SS&C Technologies Tranche B-3 2.083%
(LIBOR01M + 1.75%) 4/16/25 ●	40,578	40,046
SS&C Technologies Tranche B-4 2.207%
(LIBOR01M + 1.75%) 4/16/25 ●	32,941	32,508
Standard Industries 3.788% (LIBOR03M + 2.50%)
9/22/28 ●	95,663	95,351

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Surgery Center Holdings 4.50% ((LIBOR01M +
3.75%)) 8/31/26 ●	163,350	$162,284
UKG 1st Lien 3.75% (LIBOR03M + 3.25%) 5/4/26 ●	163,763	162,637
Verscend Holding Tranche B 4.457% ((LIBOR01M
+ 4.00%)) 8/27/25 ●	163,763	163,558
Total Loan Agreements (cost $3,864,364)		3,837,882

Municipal Bonds – 0.31%
Bay Area, California Toll Authority
Series S3 6.907% 10/1/50	185,000	286,704
New Jersey Turnpike Authority
Series A 7.102% 1/1/41	105,000	149,138
Oregon State Taxable Pension
5.892% 6/1/27	200,000	221,994
South Carolina Public Service Authority
Series D 4.77% 12/1/45	60,000	66,180
Total Municipal Bonds (cost $694,952)		724,016

Non-Agency Asset-Backed Securities – 0.28%
Avis Budget Rental Car Funding AESOP
Series 2017-1A A 144A 3.07% 9/20/23 #	200,000	200,599
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	140,000	131,226
GM Financial Leasing Trust
Series 2021-1 B 0.54% 2/20/25	210,000	204,004
John Deere Owner Trust 2022
Series 2022-A A2 1.90% 11/15/24	50,000	49,834
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #,●	12,642	12,642
Series 2017-2 A1 144A 2.75% 4/25/57 #,●	13,021	13,028
Series 2018-1 A1 144A 3.00% 1/25/58 #,●	29,284	29,177
Total Non-Agency Asset-Backed Securities (cost $656,764)		640,510

Non-Agency Collateralized Mortgage Obligations – 0.68%
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.419% 6/25/29 #,●	44,989	43,720
Series 2014-2 B2 144A 3.419% 6/25/29 #,●	44,990	43,540
Series 2015-4 B1 144A 3.57% 6/25/45 #,●	121,683	119,008
Series 2015-4 B2 144A 3.57% 6/25/45 #,●	121,683	118,684
Series 2015-5 B2 144A 2.266% 5/25/45 #,●	142,832	142,846

		Principal
		amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2015-6 B1 144A 3.532% 10/25/45 #,●		109,846	$109,009
Series 2015-6 B2 144A 3.532% 10/25/45 #,●		109,846	108,834
Sequoia Mortgage Trust
Series 2015-1 B2 144A 3.916% 1/25/45 #,●		26,113	25,926
WST Trust
Series 2019-1 A 1.088% (BBSW1M + 1.08%)
8/18/50		1,124,530	845,270
Total Non-Agency Collateralized Mortgage Obligations (cost $1,455,614)			1,556,837

Non-Agency Commercial Mortgage-Backed Securities – 1.78%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 B 3.879% 2/15/50		340,000	335,335
Benchmark Mortgage Trust
Series 2020-B21 A5 1.978% 12/17/53		500,000	448,201
Series 2020-B22 A5 1.973% 1/15/54		500,000	448,003
Series 2021-B25 A5 2.577% 4/15/54		450,000	422,702
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47		345,000	343,724
Series 2015-3BP A 144A 3.178% 2/10/35 #		500,000	491,316
GS Mortgage Securities Trust
Series 2019-GC39 A4 3.567% 5/10/52		580,000	583,555
Series 2019-GC42 A4 3.001% 9/1/52		430,000	417,982
JPMorgan Chase Commercial Mortgage Securities
Trust
Series 2013-LC11 B 3.499% 4/15/46		125,000	124,121
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 A3 2.652% 8/15/49		485,000	470,662
Total Non-Agency Commercial Mortgage-Backed Securities (cost
$4,404,893)			4,085,601

Sovereign Bonds – 4.35%
Argentina – 0.01%
Argentine Republic Government International Bond
0.50% 7/9/30 ~	USD	87,300	29,465
			29,465

Schedule of investments
Delaware Strategic Allocation Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds (continued)
Australia – 0.17%
Australia Government Bonds
0.25% 11/21/25	AUD	250,000	$172,695
1.50% 6/21/31	AUD	145,000	97,002
1.75% 6/21/51	AUD	60,000	32,280
2.25% 11/21/22	AUD	100,000	75,628
			377,605
Belgium – 0.08%
Kingdom of Belgium Government Bonds
144A 0.40% 6/22/40 #	EUR	45,000	42,217
144A 0.80% 6/22/27 #	EUR	35,000	39,231
144A 1.70% 6/22/50 #	EUR	60,000	69,725
144A 4.25% 9/28/22 #	EUR	30,000	34,001
			185,174
Canada – 0.21%
Canadian When Issued Government Bonds
0.50% 9/1/25	CAD	60,000	45,073
0.75% 10/1/24	CAD	55,000	42,372
1.00% 9/1/22	CAD	175,000	139,906
1.00% 6/1/27	CAD	60,000	44,824
1.25% 6/1/30	CAD	60,000	43,998
1.50% 6/1/23	CAD	35,000	27,836
1.50% 12/1/31	CAD	30,000	22,155
2.00% 12/1/51	CAD	70,000	51,556
2.25% 3/1/24	CAD	80,000	63,976
			481,696
Denmark – 0.02%
Denmark Government Bonds
0.25% 11/15/52	DKK	65,000	8,010
0.50% 11/15/27	DKK	260,000	38,413
4.50% 11/15/39	DKK	35,000	8,271
			54,694

		Principal
		amount°	Value (US $)
Sovereign Bonds (continued)
France – 0.52%
French Republic Government Bonds OAT
0.000% 2/25/23 ^	EUR	155,000	$172,248
0.000% 11/25/31 ^	EUR	200,000	202,418
0.25% 11/25/26	EUR	115,000	125,669
0.50% 5/25/25	EUR	230,000	255,938
0.75% 11/25/28	EUR	150,000	166,800
0.75% 5/25/52	EUR	145,000	135,065
144A 1.25% 5/25/36 #	EUR	95,000	106,632
5.75% 10/25/32	EUR	20,000	32,844
			1,197,614
Germany – 0.33%
Bundesrepublik Deutschland Bundesanleihe
0.000% 2/15/31 ^	EUR	155,000	164,438
0.000% 5/15/35 ^	EUR	110,000	112,197
0.25% 2/15/27	EUR	40,000	44,096
1.00% 8/15/25	EUR	130,000	147,802
1.50% 9/4/22	EUR	145,000	161,863
2.50% 8/15/46	EUR	80,000	125,484
			755,880
Italy – 0.45%
Italy Buoni Poliennali Del Tesoro
0.000% 4/1/26 ^	EUR	50,000	52,914
0.25% 3/15/28	EUR	35,000	35,973
0.85% 1/15/27	EUR	90,000	97,724
0.95% 8/1/30	EUR	145,000	149,513
1.35% 4/15/22	EUR	90,000	99,630
1.45% 11/15/24	EUR	200,000	225,354
144A 1.65% 3/1/32 #	EUR	30,000	32,328
144A 1.70% 9/1/51 #	EUR	20,000	18,887
144A 2.25% 9/1/36 #	EUR	240,000	269,123
3.00% 8/1/29	EUR	15,000	18,138
144A 5.00% 9/1/40 #	EUR	20,000	31,181
			1,030,765
Japan – 1.53%
Japan Government Forty Year Bond 0.50% 3/20/60	JPY	12,800,000	90,688
Japan Government Ten Year Bonds
0.10% 9/20/27	JPY	108,650,000	894,978
0.10% 12/20/29	JPY	102,800,000	842,466

Schedule of investments
Delaware Strategic Allocation Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds (continued)
Japan (continued)
Japan Government Thirty Year Bond 0.60%
6/20/50	JPY	56,000,000	$426,359
Japan Government Twenty Year Bonds
0.40% 6/20/40	JPY	81,150,000	639,408
1.70% 6/20/32	JPY	65,850,000	621,472
			3,515,371
Netherlands – 0.08%
Netherlands Government Bonds
144A 0.000% 7/15/30 #,^	EUR	30,000	31,485
144A 0.000% 1/15/52 #,^	EUR	35,000	30,436
144A 0.25% 7/15/25 #	EUR	40,000	44,248
144A 0.75% 7/15/27 #	EUR	20,000	22,459
144A 1.75% 7/15/23 #	EUR	35,000	39,772
144A 4.00% 1/15/37 #	EUR	10,000	15,715
			184,115
Spain – 0.36%
Spain Government Bonds
0.000% 4/30/23 ^	EUR	70,000	77,754
0.000% 1/31/27 ^	EUR	40,000	42,499
144A 0.60% 10/31/29 #	EUR	150,000	160,243
144A 0.80% 7/30/27 #	EUR	65,000	71,524
144A 2.35% 7/30/33 #	EUR	245,000	296,501
144A 3.80% 4/30/24 #	EUR	150,000	178,326
			826,847
Sweden – 0.01%
Sweden Government Bonds
144A 0.125% 5/12/31 #	SEK	145,000	14,019
144A 1.50% 11/13/23 #	SEK	100,000	10,775
2.50% 5/12/25	SEK	65,000	7,223
			32,017

		Principal
		amount°	Value (US $)
Sovereign Bonds (continued)
United Kingdom – 0.58%
United Kingdom Gilt
0.125% 1/30/26	GBP	75,000	$93,967
0.875% 10/22/29	GBP	155,000	194,662
1.00% 4/22/24	GBP	80,000	104,345
1.25% 7/22/27	GBP	60,000	78,177
1.75% 9/7/22	GBP	90,000	118,767
1.75% 7/22/57	GBP	105,000	139,988
3.75% 7/22/52	GBP	60,000	115,596
4.25% 3/7/36	GBP	160,000	274,301
4.25% 12/7/46	GBP	110,000	214,177
			1,333,980
Total Sovereign Bonds (cost $11,389,254)			10,005,223

		Number of
		shares
Preferred Stock – 0.16%
Volkswagen 3.050%	EUR	2,160	371,199
Total Preferred Stock (cost $359,394)			371,199

		Principal
		amount°
US Treasury Obligations – 2.80%
US Treasury Bond
2.00% 11/15/41		140,000	126,722
US Treasury Floating Rate Notes
0.656% (USBMMY3M + 0.02%) 1/31/24 ●		510,000	510,583
0.70% (USBMMY3M + 0.03%) 7/31/23 ●		625,000	625,945
US Treasury Notes
0.875% 1/31/24		5,000	4,873
1.50% 2/29/24		900,000	886,957
1.50% 2/15/25		780,000	758,245
1.875% 2/28/29		90,000	86,899
2.25% 3/31/24		3,430,000	3,425,512
Total US Treasury Obligations (cost $5,994,052)			6,425,736

Schedule of investments
Delaware Strategic Allocation Fund

	Principal
	amount°	Value (US $)
Warrants – 0.00%
IRSA Inversiones y Representaciones,
exercise price $0.18, expiration date 03/05/26
0.432% †	6,330	$1,963
Total Warrants (cost $0)		1,963

	Number of
	shares
Short-Term Investments – 0.82%
Money Market Mutual Funds – 0.82%
BlackRock FedFund – Institutional Shares
(seven-day effective yield 0.23%)	468,673	468,673
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield
0.12%)	468,673	468,673
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield
0.25%)	468,673	468,673
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.23%)	468,673	468,673
Total Short-Term Investments (cost $1,874,692)		1,874,692
Total Value of Securities–99.09%
(cost $188,453,098)		$227,798,253
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $12,662,407, which represents 5.51% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
◦	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2022.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedule of investments
Delaware Strategic Allocation Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	AUD	(3,431)	USD	2,541	4/1/22	$—	$(26)
BNYM	CAD	(206)	USD	165	4/1/22	—	—
BNYM	EUR	3,040	USD	(3,382)	4/1/22	—	(19)
BNYM	GBP	(13,125)	USD	17,248	4/1/22	7	—
JPMCB	AUD	(40,000)	USD	28,492	5/20/22	—	(1,464)
JPMCB	CAD	(15,000)	USD	11,775	5/20/22	—	(221)
JPMCB	DKK	(25,000)	USD	3,805	5/20/22	81	—
JPMCB	EUR	(845,000)	USD	957,883	5/20/22	21,426	—
JPMCB	GBP	(180,000)	USD	241,254	5/20/22	4,860	—
JPMCB	JPY	(430,000,000)	USD	3,729,769	5/20/22	193,446	—
JPMCB	SEK	(20,000)	USD	2,134	5/20/22	5	—
TD	AUD	(1,680,000)	USD	1,197,162	5/20/22	—	(60,968)
TD	CAD	(600,000)	USD	472,333	5/20/22	—	(7,536)
TD	DKK	(375,000)	USD	57,135	5/20/22	1,265	—
TD	EUR	(3,630,000)	USD	4,106,687	5/20/22	83,800	—
TD	GBP	(870,000)	USD	1,175,704	5/20/22	33,128	—
TD	SEK	(300,000)	USD	32,035	5/20/22	91	—
Total Foreign Currency Exchange Contracts						$338,109	$(70,234)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	AUS
	Treasury
	10 yr
14	Bonds	$1,327,785	$1,382,027	6/15/22	$—	$(54,242)	$(4,524)
(4)	Euro-Bobl	(570,206)	(591,083)	6/8/22	20,877	—	(3,560)
	US
	Treasury
	5 yr
(32)	Notes	(3,670,000)	(3,760,924)	6/30/22	90,924	—	(3,797)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	US
	Treasury
	10 yr
(33)	Notes	$(4,054,875)	$(4,171,325)	6/21/22	$116,450	$—	$(3,500)
	US
	Treasury
	10 yr
	Ultra
(16)	Notes	(2,167,500)	(2,238,211)	6/21/22	70,711	—	(6,500)
	US
	Treasury
	Long
(5)	Bonds	(750,312)	(773,073)	6/21/22	22,761	—	(3,125)
Total Futures Contracts			$(10,152,589)		$321,723	$(54,242)	$(25,006)

Swap Contracts

IRS Contracts2

Reference
Obligation/
Termination		Fixed/
Date/		Floating					Variation
Payment		Interest		Upfront			Margin
Frequency		Rate		Payments			Due from
(Fixed Rate/	Notional	Paid		Paid	Unrealized	Unrealized	(Due to)
Floating Rate)	Amount[3]	(Received)	Value	(Received)	Appreciation[4]	Depreciation[4]	Brokers
Centrally Cleared:
IRS 10/2/23[5]-
(Annually/		0.0405%/
Annually)	2,225,000	(0.29)%	$66,399	$—	$66,399	$—	$3,555
IRS 10/1/25[5]-
(Annually/		0.11538%/
Annually)	725,000	(0.29)%	53,846	—	53,846	—	3,457
IRS 10/1/27[5]-
(Annually/		0.2505%/
Annually)	3,745,000	(0.29)%	374,490	—	374,490	—	21,122

Schedule of investments
Delaware Strategic Allocation Fund

IRS Contracts2

Reference
Obligation/
Termination		Fixed/
Date/		Floating					Variation
Payment		Interest		Upfront			Margin
Frequency		Rate		Payments			Due from
(Fixed Rate/	Notional	Paid		Paid	Unrealized	Unrealized	(Due to)
Floating Rate)	Amount[3]	(Received)	Value	(Received)	Appreciation[4]	Depreciation[4]	Brokers
Centrally Cleared (continued):
IRS 10/1/30[5]-
(Annually/		0.4487%/
Annually)	2,155,000	(0.29)%	$279,663	$—	$279,663	$—	$10,561
IRS 10/1/40[5]-
(Annually/		0.7605%/
Annually)	570,000	(0.29)%	117,582	—	117,582	—	(1,017)
IRS 10/1/45[5]-
(Annually/		0.7925%/
Annually)	255,000	(0.29)%	59,989	—	59,989	—	(1,243)
IRS 10/1/50[5]-
(Annually/		0.812%/
Annually)	560,000	(0.29)%	143,175	—	143,175	—	(4,908)
Total IRS
Contracts			$1,095,144	$—	$1,095,144	$—	$31,527

[1]	See Note 8 in “Notes to financial statements.”
[2]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(35,154).
[5]	Rate resets based on SOFR.

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above and on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

Summary of abbreviations:
ADR – American Depositary Receipt

Summary of abbreviations: (continued)
BBSW1M – Bank Bill Swap Rate 1 Month
BNYM – Bank of New York Mellon
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FREMF – Freddie Mac Multifamily
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
IRS – Interest Rate Swap
JPMCB – JPMorgan Chase Bank
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
MSCI – Morgan Stanley Capital International
OAT – Obligations Assimilables du Tresor
PJSC – Private Joint Stock Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
AUD – Australian Dollar
CAD – Canadian Dollar
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen

Schedule of investments
Delaware Strategic Allocation Fund

Summary of currencies: (continued)
SEK – Swedish Krona
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Strategic Allocation Fund	March 31, 2022

Assets:
Investments, at value*	$227,798,253
Cash	777,805
Cash collateral due from brokers	518,244
Foreign currencies, at valueΔ	300,757
Dividends and interest receivable	711,862
Unrealized appreciation on foreign currency exchange contracts	338,109
Receivable for securities sold	292,344
Foreign tax reclaims receivable	234,591
Receivable for fund shares sold	49,007
Variation margin due from brokers on centrally cleared interest rate swap
contracts	31,527
Other assets	1,692
Total Assets	231,054,191
Liabilities:
Payable for securities purchased	285,099
Cash collateral due to brokers	220,000
Payable for fund shares redeemed	150,151
Investment management fees payable to affiliates	85,584
Unrealized depreciation on foreign currency exchange contracts	70,234
Pricing fees payable	61,525
Audit and tax fees payable	49,483
Distribution fees payable to affiliates	44,300
Other accrued expenses	36,125
Custody fees payable	32,115
Administration fees payable	29,545
Reports and statements to shareholders expenses payable to non-affiliates	26,415
Variation margin due to broker on futures contracts	25,006
Capital gains tax payable	21,979
Swap payments payable	12,399
Dividend disbursing and transfer agent fees and expenses payable to
affiliates	1,793
Trustees’ fees and expenses payable to affiliates	1,104
Accounting and administration expenses payable to affiliates	879
Legal fees payable to affiliates	579
Reports and statements to shareholders expenses payable to affiliates	117
Total Liabilities	1,154,432
Total Net Assets	$229,899,759

Statement of assets and liabilities
Delaware Strategic Allocation Fund

Net Assets Consist of:
Paid-in capital	$180,277,229
Total distributable earnings (loss)	49,622,530
Total Net Assets	$229,899,759
Net Asset Value

Class A:
Net assets	$182,898,979
Shares of beneficial interest outstanding, unlimited authorization, no par	16,522,936
Net asset value per share	$11.07
Sales charge	5.50%
Offering price per share, equal to net asset value per share / (1 - sales
charge)	$11.71

Class C:
Net assets	$7,366,453
Shares of beneficial interest outstanding, unlimited authorization, no par	665,582
Net asset value per share	$11.07

Class R:
Net assets	$809,666
Shares of beneficial interest outstanding, unlimited authorization, no par	73,504
Net asset value per share	$11.02

Institutional Class:
Net assets	$38,824,661
Shares of beneficial interest outstanding, unlimited authorization, no par	3,505,979
Net asset value per share	$11.07
____________________
*Investments, at cost	$188,453,098
ΔForeign currencies, at cost	302,097

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Allocation Fund	Year ended March 31, 2022

Investment Income:
Dividends	$3,950,157
Interest	929,691
Foreign tax withheld	(225,461)
4,654,387

Expenses:
Management fees	1,618,903
Distribution expenses — Class A	480,260
Distribution expenses — Class C	93,047
Distribution expenses — Class R	6,241
Dividend disbursing and transfer agent fees and expenses	207,939
Accounting and administration expenses	78,120
Registration fees	71,480
Reports and statements to shareholders expenses	68,810
Audit and tax fees	58,183
Custodian fees	55,399
Legal fees	31,152
Trustees’ fees and expenses	7,219
Other	142,885
2,919,638
Less expenses waived	(229,693)
Total operating expenses	2,689,945
Net Investment Income	1,964,442

Statement of operations
Delaware Strategic Allocation Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$19,737,221
Foreign currencies	18,663
Foreign currency exchange contracts	819,796
Futures contracts	315,192
Options purchased	(3,555)
Swap contracts	(64,994)
Net realized gain	20,822,323

Net change in unrealized appreciation (depreciation) of:
Investments	(19,190,202)
Foreign currencies	4,303
Foreign currency exchange contracts	(81,912)
Futures contracts	(19,815)
Swap contracts	405,779
Net change in unrealized appreciation (depreciation)	(18,881,847)
Net Realized and Unrealized Gain	1,940,476
Net Increase in Net Assets Resulting from Operations	$3,904,918

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Strategic Allocation Fund

	Year ended
	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,964,442	$1,576,165
Net realized gain	20,822,323	17,004,859
Net change in unrealized appreciation (depreciation)	(18,881,847)	51,877,467
Net increase in net assets resulting from operations	$3,904,918	70,458,491

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(20,369,606)	(3,243,998)
Class C	(891,392)	(198,993)
Class R	(131,568)	(21,677)
Institutional Class	(4,332,458)	(780,561)
	(25,725,024)	(4,245,229)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,569,852	13,222,381
Class C	1,131,354	562,315
Class R	155,689	146,410
Institutional Class	3,341,444	2,759,469
Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	18,965,576	2,989,600
Class C	888,993	196,435
Class R	130,595	21,676
Institutional Class	2,571,858	454,837
	32,755,361	20,353,123

Statements of changes in net assets
Delaware Strategic Allocation Fund

	Year ended
	3/31/22	3/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(22,710,659)	$(24,282,501)
Class C	(4,991,522)	(12,524,201)
Class R	(882,104)	(628,376)
Institutional Class	(4,050,281)	(7,745,864)
	(32,634,566)	(45,180,942)
Increase (decrease) in net assets derived from capital
share transactions	120,795	(24,827,819)
Net Increase (Decrease) in Net Assets	(21,699,311)	41,385,443
Net Assets:
Beginning of year	251,599,070	210,213,627
End of year	$229,899,759	$251,599,070

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Strategic Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
$12.13	$9.12	$10.94	$11.46	$11.42

0.09	0.07	0.18	0.22	0.21
0.11	3.14	(1.13)	(0.05)	0.71
0.20	3.21	(0.95)	0.17	0.92

(0.16)	(0.11)	(0.19)	(0.20)	(0.21)
(1.10)	(0.09)	(0.68)	(0.49)	(0.67)
(1.26)	(0.20)	(0.87)	(0.69)	(0.88)

$11.07	$12.13	$9.12	$10.94	$11.46

1.32%	35.37%	(9.55% )	1.63%	8.35%

$182,899	$198,448	$156,436	$195,484	$172,750
1.09%	1.14%	1.13%	1.16%	1.14%
1.18%	1.18%	1.18%	1.22%	1.17%
0.78%	0.67%	1.66%	2.00%	1.79%
0.69%	0.63%	1.61%	1.94%	1.76%
70%	77%	103%	97%	93%

Financial highlights
Delaware Strategic Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
$12.12	$9.13	$10.94	$11.46	$11.42

—	(0.01)	0.10	0.14	0.12
0.11	3.13	(1.12)	(0.05)	0.71
0.11	3.12	(1.02)	0.09	0.83

(0.06)	(0.04)	(0.11)	(0.12)	(0.12)
(1.10)	(0.09)	(0.68)	(0.49)	(0.67)
(1.16)	(0.13)	(0.79)	(0.61)	(0.79)

$11.07	$12.12	$9.13	$10.94	$11.46

0.60%	34.26%	(10.19% )	0.82%	7.53%

$7,366	$11,063	$17,822	$27,275	$21,096
1.85%	1.90%	1.89%	1.92%	1.90%
1.94%	1.94%	1.94%	1.98%	1.93%
0.02%	(0.09% )	0.90%	1.24%	1.03%
(0.07% )	(0.13% )	0.85%	1.18%	1.00%
70%	77%	103%	97%	93%

Financial highlights
Delaware Strategic Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
$12.07	$9.08	$10.90	$11.40	$11.37

0.06	0.04	0.15	0.19	0.18
0.11	3.12	(1.12)	(0.03)	0.70
0.17	3.16	(0.97)	0.16	0.88

(0.12)	(0.08)	(0.17)	(0.17)	(0.18)
(1.10)	(0.09)	(0.68)	(0.49)	(0.67)
(1.22)	(0.17)	(0.85)	(0.66)	(0.85)

$11.02	$12.07	$9.08	$10.90	$11.40

1.14%	34.94%	(9.82% )	1.54%	8.01%

$810	$1,509	$1,564	$1,986	$1,580
1.35%	1.40%	1.39%	1.42%	1.40%
1.44%	1.44%	1.44%	1.48%	1.43%
0.52%	0.41%	1.40%	1.74%	1.53%
0.43%	0.37%	1.35%	1.68%	1.50%
70%	77%	103%	97%	93%

Financial highlights
Delaware Strategic Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
$12.13	$9.13	$10.95	$11.46	$11.42

0.12	0.10	0.20	0.25	0.24
0.11	3.12	(1.12)	(0.04)	0.71
0.23	3.22	(0.92)	0.21	0.95

(0.19)	(0.13)	(0.22)	(0.23)	(0.24)
(1.10)	(0.09)	(0.68)	(0.49)	(0.67)
(1.29)	(0.22)	(0.90)	(0.72)	(0.91)

$11.07	$12.13	$9.13	$10.95	$11.46

1.57%	35.54%	(9.29% )	1.96%	8.60%

$38,825	$40,579	$34,392	$47,910	$63,346
0.85%	0.90%	0.89%	0.92%	0.90%
0.94%	0.94%	0.94%	0.98%	0.93%
1.02%	0.91%	1.90%	2.24%	2.03%
0.93%	0.87%	1.85%	2.18%	2.00%
70%	77%	103%	97%	93%

Notes to financial statements
Delaware Strategic Allocation Fund	March 31, 2022

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers one fund: Delaware Strategic Allocation Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended March 31, 2022, and for all open tax years (years ended March 31, 2019–March 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Notes to financial statements
Delaware Strategic Allocation Fund

1. Significant Accounting Policies (continued)

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2022.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2022, the Fund earned $250 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Notes to financial statements
Delaware Strategic Allocation Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.81% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022.* From April 1, 2021 through July 28, 2021, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/ reimburse expenses to 0.90% of the Fund's average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund's portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.12% of the average daily net assets of the Fund.

As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations from DMC's affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMEL, MIMGL, and Macquarie Fund Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2022, the Fund was charged $12,885 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2022, the Fund was charged $21,463 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 1.00% and 0.50% of the average daily net assets of Class C and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares will bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based upon the allocation of the rates described on the previous page. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2022, the Fund was charged $8,594 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2022, DDLP earned $7,805 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2022, DDLP received gross CDSC commissions of $182 and $763 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Notes to financial statements
Delaware Strategic Allocation Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________
*	The aggregate contractual waiver period covering this report is from July 26, 2020 through July 29, 2022.

3. Investments

For the year ended March 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$67,356,409
Purchases of US government securities	103,593,206
Sales other than US government securities	88,095,010
Sales of US government securities	101,816,158

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$190,691,593
Aggregate unrealized appreciation of investments and derivatives	$53,060,646
Aggregate unrealized depreciation of investments and derivatives	(14,323,485)
Net unrealized appreciation of investments and derivatives	$38,737,161

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage
Obligations	$—	$998,793	$—	$998,793
Agency Commercial Mortgage-Backed
Securities	—	245,946	—	245,946
Agency Mortgage-Backed Securities	—	24,274,625	—	24,274,625
Collateralized Debt Obligations	—	3,077,280	—	3,077,280
Common Stocks
Aerospace/Defense	197,929	463,093	—	661,022
Agriculture	776,236	—	—	776,236
Airlines	166,937	142,096	—	309,033
Apparel	193,591	693,248	—	886,839

Notes to financial statements
Delaware Strategic Allocation Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Auto Manufacturers	$—	$439,360	$—	$439,360
Auto Parts & Equipment	181,297	426,874	—	608,171
Banking	2,301,744	2,684,786	—	4,986,530
Beverages	760,273	350,461	—	1,110,734
Biotechnology	977,879	—	—	977,879
Building Materials	239,844	745,595	—	985,439
Chemicals	1,209,249	460,304	—	1,669,553
Commercial Services	860,957	251,041	—	1,111,998
Communication Services	2,960,210	2,691,758	1,828	5,653,796
Computers	4,100,944	1,548,421	—	5,649,365
Consumer Discretionary	3,690,181	2,824,281	—	6,514,462
Consumer Staples	764,036	3,046,699	—	3,810,735
Cosmetics/Personal Care	33,495	952,161	—	985,656
Diversified Financial Services	1,729,919	371,646	—	2,101,565
Electric	1,192,382	856,239	—	2,048,621
Electrical Compo & Equip	231,682	—	—	231,682
Electronics	863,157	328,930	—	1,192,087
Energy	880,584	2,398,539	20,318	3,299,441
Engineering & construction	289,979	—	—	289,979
Entertainment	52,455	—	—	52,455
Environmental control	105,531	—	—	105,531
Financial Services	493,066	—	—	493,066
Financials	4,553,755	4,903,691	544	9,457,990
Food	1,048,654	1,097,860	—	2,146,514
Food Service	184,240	—	—	184,240
Forest Products & Paper	74,838	—	—	74,838
Healthcare	3,530,238	4,635,476	—	8,165,714
Healthcare-Products	2,568,737	419,679	—	2,988,416
Healthcare-Services	148,495	—	—	148,495
Home builders	213,893	294,434	—	508,327
Industrials	4,714,744	5,904,509	—	10,619,253
Information Technology	6,264,875	6,100,674	—	12,365,549
Insurance	1,748,069	544,483	—	2,292,552
Internet	7,316,798	—	—	7,316,798
Leisure time	115,440	—	—	115,440
Machinery-Diversified	1,127,858	—	—	1,127,858
Materials	1,082,930	2,599,019	—	3,681,949
Media	2,081,215	357,132	—	2,438,347
Mining	212,973	549,233	—	762,206

	Level 1	Level 2	Level 3	Total
Miscellaneous Manufacturing	$286,011	$—	$—	$286,011
Oil & Gas	1,999,590	1,166,682	20,575	3,186,847
Pharmaceuticals	4,376,165	2,028,758	—	6,404,923
Real Estate	2,287,675	1,309,638	4,414	3,601,727
Retail	3,206,708	320,210	—	3,526,918
Semiconductors	1,636,889	2,250,151	—	3,887,040
Software	6,608,768	745,187	—	7,353,955
Telecommunications	2,639,352	1,613,810	—	4,253,162
Transportation	524,037	446,003	—	970,040
Utilities	316,105	1,086,705	—	1,402,810
Corporate Bonds	—	22,210,515	—	22,210,515
Exchange-Traded Funds	1,248,281	—	—	1,248,281
Loan Agreements	—	3,837,882	—	3,837,882
Municipal Bonds	—	724,016	—	724,016
Non-Agency Asset-Backed Securities	—	640,510	—	640,510
Non-Agency Collateralized Mortgage
Obligations	—	1,556,837	—	1,556,837
Non-Agency Commercial
Mortgage-Backed Securities	—	4,085,601	—	4,085,601
Preferred Stock	—	371,199	—	371,199
Sovereign Bonds	—	10,005,223	—	10,005,223
US Treasury Obligations	—	6,425,736	—	6,425,736
Warrants	1,963	—	—	1,963
Short-Term Investments	1,874,692	—	—	1,874,692
Total Value of Securities	$89,247,545	$138,503,029	$47,679	$227,798,253

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$338,109	$—	$338,109
Futures Contracts	321,723	—	—	321,723
Swap Contracts	—	1,095,144	—	1,095,144
Liabilities:
Foreign Currency Exchange Contracts	$—	$(70,234)	$—	$(70,234)
Futures Contracts	(54,242)	—	—	(54,242)

[1]	Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

Notes to financial statements
Delaware Strategic Allocation Fund

3. Investments (continued)

During the year ended March 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Fund's net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund's net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund's net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2022 and 2021 were as follows:

	Year ended
	3/31/22	3/31/21
Ordinary income	$9,536,631	$2,571,842
Long-term capital gains	16,188,393	1,673,387
Total	$25,725,024	$4,245,229

5. Components of Net Assets on a Tax Basis

As of March 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$180,277,229
Undistributed ordinary income	726,118
Undistributed long-term capital gains	10,159,251
Unrealized appreciation (depreciation) of investments and foreign
currencies	38,737,161
Net assets	$229,899,759

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, mark-to-market of foreign currency exchange contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered to be PFICs, tax deferral of losses on straddles, mark-to-market on futures, and tax treatment of swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of paydown gains(loss) and capital gains tax. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2022, the Fund had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/22	3/31/21
Shares sold:
Class A	465,798	1,164,865
Class C	92,749	51,963
Class R	13,118	13,378
Institutional Class	282,082	251,515

Shares issued upon reinvestment of dividends and distributions:
Class A	1,623,508	267,012
Class C	75,972	17,486
Class R	11,224	1,948
Institutional Class	220,248	40,601
	2,784,699	1,808,768

Shares redeemed:
Class A	(1,928,132)	(2,220,630)
Class C	(415,777)	(1,109,200)
Class R	(75,858)	(62,561)
Institutional Class	(340,682)	(716,479)
	(2,760,449)	(4,108,870)
Net increase (decrease)	24,250	(2,300,102)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2022 and 2021, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Year ended
3/31/22	—	45,858	45,803	—	$547,765
3/31/21	6,725	195,166	194,977	6,719	2,390,829

Notes to financial statements
Delaware Strategic Allocation Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expires on November 1, 2021.

On November 1, 2021, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $355,000,000 to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on October 31, 2022.

The Fund had no amounts outstanding as of March 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At March 31, 2022, the Fund received $220,000 in cash collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

During the year ended March 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies, to fix the U.S. dollar value of a security between trade date and settlement date, and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2022, the Fund posted $195,884 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended March 31, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities

Notes to financial statements
Delaware Strategic Allocation Fund

8. Derivatives (continued)

prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended March 31, 2022.

During the year ended March 31, 2022, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2022, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2022, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended March 31, 2022, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These

Notes to financial statements
Delaware Strategic Allocation Fund

8. Derivatives (continued)

receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At March 31, 2022, for bilateral derivative contracts, Fund posted $322,360 in cash collateral for open centrally cleared interest rate swap contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2022 were as follows:

	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange
contracts	$338,109	$—	$338,109
Variation margin due from broker on futures contracts*	—	321,723	321,723
Variation margin due from brokers on centrally cleared
interest rate swap contracts*	—	1,095,144	1,095,144
Total	$338,109	$1,416,867	$1,754,976

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate
Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange
contracts	$(70,234)	$—	$(70,234)
Variation margin due to broker on futures contracts*	—	(54,242)	(54,242)
Total	$(70,234)	$(54,242)	$(124,476)

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts from the date the contracts were opened through March 31, 2022. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended March 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$819,796	$—	$—	$—	$819,796
Interest rate contracts	—	315,192	—	—	315,192
Equity contracts	—	—	(3,555)	—	(3,555)
Credit contracts	—	—	—	(64,994)	(64,994)
Total	$819,796	$315,192	$(3,555)	$(64,994)	$1,066,439

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$(81,912)	$—	$—	$(81,912)
Interest rate contracts	—	(19,815)	—	(19,815)
Credit contracts	—	—	405,779	405,779
Total	$(81,912)	$(19,815)	$405,779	$304,052

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended March 31, 2022:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional
value)	$77,679		$10,934,412
Futures contracts (average notional value)	910,230		14,236,367
Options contracts (average value)*	29		—
Interest rate swap contracts (average notional value)**	—		10,235,000
Interest rate swap contracts (average notional value)**	—	AUD	2,256,364

*	Long represents purchased options and short represents written options.
**	Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign

Notes to financial statements
Delaware Strategic Allocation Fund

9. Offsetting (continued)

exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At March 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$7	$(45)	$(38)
JPMorgan Chase Bank	219,818	(1,684)	218,134
TD Bank	118,284	(68,504)	49,780
Total	$338,109	$(70,233)	$267,876

		Fair Value of		Fair Value of
		Non-Cash		Non-Cash
		Collateral	Cash Collateral	Collateral	Cash Collateral
Counterparty	Net Position	Received	Received(a)	Pledged	Pledged	Net Exposure(b)
Bank of New
York
Mellon	$(38)	$—	$—	$—	$—	$(38)
JPMorgan
Chase
Bank	218,134	—	(218,134)	—	—	—
TD Bank	49,780	—	—	—	—	49,780
Total	$267,876	$—	$(218,134)	$—	$—	$49,742

(a)	The value of the related collateral exceeded the value of the derivatives as of March 31, 2022, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized

Notes to financial statements
Delaware Strategic Allocation Fund

10. Securities Lending (continued)

by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2022, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund's performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs") could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets

Notes to financial statements
Delaware Strategic Allocation Fund

11. Credit and Market Risk (continued)

experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2022. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and Shareholders of Delaware Strategic Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Allocation Fund (one of the funds constituting Delaware Group® Foundation Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 31, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	62.93%
(B) Ordinary Income Distributions (Tax Basis)	37.07%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	10.21%
____________________

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on the Fund's ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 36.18%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

For the fiscal year ended March 31, 2022, certain interest income paid by the Fund, determined to be Qualified Interest Income or Qualified Short-term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended March 31, 2022, the Fund has reported maximum distributions of Qualified Interest Income of $1,095,969 and Qualified Short-Term Capital Gains of $1,640,794.

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 11.49%.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Asset	146	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of Macquarie
Asset Management
(2017–2019)
Head of Macquarie Asset
Management Americas
(2015–2017)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook	146	None
610 Market Street			Capital Management, LLC
Philadelphia, PA			(financial technology: macro
19106-2354			factors and databases)
July 1959			(January 1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	146	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	146	Director — Banco Santander
610 Market Street			Wealth Management (2011–2013)		International
Philadelphia, PA			and Market Manager, New Jersey		(October 2016–December 2019)
19106-2354			Private Bank (2005–2011) — J.P.		Director — Santander Bank, N.A.
November 1958			Morgan Chase & Co.		(December 2016–December
2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	146	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	Global Sector Chairman,	146	Director, Valparaiso University
610 Market Street			Industrial Manufacturing,		(2012–Present)
Philadelphia, PA			KPMG LLP		Director, TechAccel LLC
19106-2354			(2010-2015)		(2015–Present) (Tech R&D)
May 1955					Board Member, Kansas City
Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for Animal
Care (2018–Present)
Director, National Association of
Manufacturers (2010–2015)
Director, The Children’s Center
(2003–2015)
Director, Metropolitan Affairs
Coalition (2003–2015)
Director, Michigan Roundtable for
Diversity and Inclusion
(2003–2015)
Trustee, Ivy Funds Complex
(2019–2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

John A. Fry	Trustee	Since January 2001	Drexel University	146	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and Compensation
Committee Member — vTv
Therapeutics Inc. (2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	President (2020–Present), Interim	146	Director, OU Medicine, Inc.
610 Market Street			President (2019–2020), Vice		(2020–Present)
Philadelphia, PA			President (2010–2019) and Dean		Director and Shareholder,
19106-2354			(2010–2019), College of Law,		Valliance Bank
January 1967			University of Oklahoma;		(2007–Present)
			Managing Member, Harroz		Director, Foundation Healthcare
			Investments, LLC, (commercial		(formerly Graymark HealthCare)
			enterprises) (1998–2019);		(2008–2017)
			Managing Member, St. Clair, LLC		Trustee, the Mewbourne Family
			(commercial enterprises)		Support Organization
			(2019–Present)		(2006–Present) (non-profit)
Independent Director, LSQ
Manager, Inc. (real estate)
(2007–2016)
Director, Oklahoma Foundation
for Excellence (non-profit)
(2008–Present)
Trustee, Ivy Funds Complex
(1998–2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J.	Trustee	Since December 2021	Chief Administrative Officer,	146	Director, Hall Family Foundation
Lawrence[3]			Children’s Mercy Hospitals and		(1993–Present)
610 Market Street			Clinics		Director, Westar Energy (utility)
Philadelphia, PA			(2016–2019);		(2004–2018)
19106-2354			CFO, Children’s Mercy Hospitals		Trustee, Nelson-Atkins Museum
September 1957			and Clinics		of Art (non-profit) (2021–Present)
			(2005–2016)		(2007–2020)
Director, Turn the Page KC
(non-profit) (2012–2016)
Director, Kansas Metropolitan
Business and Healthcare
Coalition (non-profit) (2017–2019)
Director, National Association of
Corporate Directors (non-profit)
National Board (2022–Present);
Regional Board (2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc., Kansas City
Power & Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J.	Trustee	Since December 2021	Chief Administrative Officer,	146	Director, Stowers (research)
Lawrence[3]			Children’s Mercy Hospitals and		(2018)
(continued)			Clinics		Co-Chair, Women Corporate
610 Market Street			(2016–2019);		Directors (director education)
Philadelphia, PA			CFO, Children’s Mercy Hospitals		(2018–2020)
19106-2354			and Clinics		Trustee, Ivy Funds Complex
September 1957			(2005–2016)		(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology (resource
recovery)
(2021–Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September 2011	Private Investor	146	Trust Manager and Audit
Sevilla-Sacasa			(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–September 2021)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	146	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	146	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member — H&R
Philadelphia, PA			Ltd. (August 2009–Present)		Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments Committee,
Capital and Finance Committee,
and Audit Committee Member —
Grange Insurance
(2013–Present)
Trustee; Chair of Nominating and
Governance Committee and Audit
Committee Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021); WCM
Alternatives: Event-Driven Fund
(2013–October 2021), and WCM
Alternatives: Credit Event Fund
(December 2017–October 2021)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	146	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	146	None[4]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Asset
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	146	None[4]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Asset
19106-2354			Management.
October 1972

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	146	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Asset
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A. Sevilla-Sacasa.
President and	Former Chief Executive	President
Chief Executive Officer	Officer	Drexel University	Former Chief Executive
Delaware Funds	Private Wealth Management		Officer
by Macquarie®	J.P. Morgan Chase & Co.	Joseph Harroz, Jr.	Banco Itaú International
President
Jerome D. Abernathy	Joseph W. Chow	University of Oklahoma	Thomas K. Whitford
Managing Member	Private Investor		Former Vice Chairman
Stonebrook Capital	H. Jeffrey Dobbs	Sandra A.J. Lawrence	PNC Financial Services
Management, LLC		Former Chief Administrative	Group
	Former Global Sector	Officer
Thomas L. Bennett	Chairman	Children's Mercy Hospitals	Christianna Wood
Chairman of the Board	Industrial Manufacturing,	and Clinics	Chief Executive Officer
Delaware Funds	KPMG, LLP		and President
by Macquarie			Gore Creek Capital, Ltd.
Private Investor
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Senior Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie

This annual report is for the information of Delaware Strategic Allocation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,632 for the fiscal year ended March 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $48,480 for the fiscal year ended March 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,851 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,501 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15( b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® FOUNDATION FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2022